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                                                                   EXHIBIT 10.25

                                                CONFIDENTIAL TREATMENT REQUESTED


                     INTEL CORPORATION PURCHASE AGREEMENT --
                         CAPITAL EQUIPMENT AND SERVICES

                                                      AGREEMENT NUMBER:  C-05673
                                                                       ---------
                                                      EFFECTIVE DATE:     1-8-01
                                                                     -----------
                                                      CNDA #:              43059
                                                             -------------------
BUYER:

Intel Corporation (and all divisions and wholly-owned subsidiaries, hereinafter "BUYER" OR "INTEL").
5000 West Chandler Blvd.
Chandler, AZ 85226

SELLER:

      FormFactor Inc.                                    (hereinafter "SELLER").
---------------------------------------------------------
      5166 La Ribera Street
---------------------------------------------------------
      Livermore, CA  94550
--------------------------------------------------------------------------------

ADDENDA ATTACHED HERETO AND         [X]     General Terms and Conditions of
INCORPORATED HEREIN BY REFERENCE            Purchase Agreement - Capital
                                            Equipment and Services
                                            (MARK "X" WHERE APPLICABLE):

                                    [X]     A    Additional Terms and Conditions
                                                 Applicable to all Equipment
                                                 Models, Spare Parts, and
                                                 Services
                                    [X]     B    Alcohol and Drug Free Workplace
                                                 Directive
                                    [X]     C    Protection of Buyer's
                                                 Information Assets
                                    [ ]     D    Equipment Specific Terms and
                                                 Conditions
                                    [ ]     E    Training and Documentation
                                                 Requirements
                                    [ ]     F    Spare Parts Price List
                                    [ ]     G    Pricing for Services and
                                                 Training
                                    [ ]     H    Third Party Technology Escrow
                                    [ ]     I    Spare Parts Consigned Inventory
                                                 Program
                                    [ ]     J    FSE Curriculum Summary
                                    [X]     K    Negotiated Changes
                                    [X]     L    Pricing and Lead-time
                                    [X]     M    Procurement Specification
                                    [X]     N    Subassembly/Electrical
                                                 Specification

During the term of this Agreement and any extension thereto, Buyer may purchase and Seller shall accept all Releases for Items and Services in accordance with the prices and the terms and conditions contained in this Agreement. Any and all Releases, as may be issued by the Buyer, shall reference this Agreement and be governed solely by the terms and conditions of this Agreement notwithstanding any preprinted terms and conditions on Seller's acknowledgment or Buyer's Release. Any additional or different terms as may be contained in Seller's documents are hereby deemed to be material alterations, and Buyer hereby gives notice of objection to and rejection of such material alterations.

INTEL CORPORATION                       SELLER


Signed: /s/ William E. deDiego          Signed: /s/ Larry Anderson
       -------------------------------          --------------------------------
By: William E. deDiego                  By: Larry Anderson
    ----------------------------------      ------------------------------------
Title: Commodity Manager                Title: Director U.S. Sales
       -------------------------------         ---------------------------------
Date: 1-8-01                            Date: 1-14-01
      --------------------------------        ----------------------------------


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*** Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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GENERAL TERMS AND CONDITIONS OF PURCHASE AGREEMENT -- CAPITAL EQUIPMENT AND
SERVICES


1.   DEFINITIONS.

A. "CONSUMABLE" means a Spare Part whose life expectancy and mode of failure is known or predictable during the normal operation of the Equipment and that should meet the normal attributes of schedulable and predictable demand and life expectancy of less than * * *.

B. "CUSTOM ITEMS" mean those Items manufactured by Seller for sale exclusively to Buyer for which a minimum of twenty-five percent (25%) of Seller's cost pertaining to the Items is directly attributable to the customization for Buyer as set forth in the Purchase Spec.

C. "CONSIGNMENT" means any spare part owned by the Seller which Buyer chooses to hold on-site, or Seller holds off-site, at Buyer's discretion, to help Seller meet the Equipment availability requirements or productivity as defined in the Purchase Spec.

D. "EQUIPMENT" means whole systems that produce the required output per the applicable Equipment configuration and system performance specifications set forth in the Purchase Spec for each Equipment model or as otherwise agreed in writing by the parties.

E. "FACILITIZATION" means placement and rough hook-up of electrical, gas, and vacuum utilities to the Items.

F. "FORECAST(s)" means the quantity of Items or Services that Buyer reasonably anticipates it may purchase during a specified time.

G. "HAZARDOUS MATERIALS" mean dangerous goods, chemicals, contaminants, substances, pollutants or any other materials that are defined as hazardous by relevant local, state, national, or international law, regulations and standards.

H.   "ITEMS" means either singly or collectively, as the context indicates:
     Equipment; Equipment components; software; hardware; Spare Parts; upgrades, retrofits, modifications, and enhancements to any of the foregoing purchased separately; or other goods which Seller is to sell to Buyer as set forth in this Agreement.

I. "LEAD-TIME" means the agreed number of calendar weeks or days from the date a Release is issued for an Item to the date the Item is to be received by the Seller.

J. "NON-CONSUMABLE" means a Spare Parts that is not replaced routinely and has an unpredictable life expectancy and that is typically replaced or repaired due to failures or deteriorating performance (quality and output).

K. "OTD" or "ON-TIME DELIVERY" means a percentage computed for each Buyer site for each (Buyer work week calendar) month equal to: the number of Releases for Items received by such site which are (i) complete and (ii) delivered to the * * *.

L. "PURCHASE SPEC" means the agreed Equipment Purchase Specification as set forth in Addendum D for each Equipment model purchased or to be purchased pursuant to this Agreement.

M. "RELEASE" means Buyer's purchase order or change order to ship a definite quantity of Items or to provide Services to a specified schedule.

N. "SERVICES" means the work to be performed by Seller including, but not limited to: installation, process qualification, maintenance, warranty repair, service call, continuous improvement, Equipment upgrades/modification, and extended service contracts as set forth in Addendum A and/or any Buyer factory specific Scope Of Work ("Scope of Work" or "SOW").

O.   "SPARE PART(s)" mean Consumable and/or Non-Consumable Spare Parts.


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*** Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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2.   TERM OF AGREEMENT.

     A. This Agreement shall be effective for three (3) years from the Effective Date.
     B. At Buyer's option, Items for which a Release has been issued prior the expiration of this Agreement may be scheduled for delivery up to six
          (6) months following such expiration or for such longer period as may be required to complete delivery.

3.   PRICING.

     A. Prices for Items, Training and Services set forth herein shall remain fixed or decline for the duration of this Agreement unless agreed otherwise in writing by the parties.

     B. Throughout the term of this Agreement and any extensions thereto, Seller warrants to Buyer that the prices set forth in this Agreement or any addendum or amendment, in conjunction with the discounts offered herein for any Item or equivalent Service, reflect the Seller's lowest price charged any customer of Seller for that Item or equivalent Service regardless of any special terms, conditions, rebates or allowances of any nature. If Seller sells any Item or provides equivalent Service to any other customer at a price less than the price set forth in this Agreement or any addendum or amendment, Seller shall adjust its price to the lower price for all future invoices for such Item or Service and rebate to Buyer an amount equal to the difference in the price paid by Buyer and the lower price for any invoices already paid by Buyer for such Item or Service. In addition, Buyer may adjust the prices for any Item or Service invoiced by Seller and unpaid by Buyer to reflect the lower price. Each of the above adjustments and the rebate shall be calculated from the date the Seller first sells the Item or Service at the lower price. In the event the Seller offers a lower price either as a general price drop or to specific customer(s) for any reason, Seller shall immediately notify Buyer of this price and adjust Buyer's pricing to meet the new pricing structure.

     C. Buyer reserves the right to have Seller's records inspected and audited to ensure compliance with this Agreement. At Buyer's option, or upon Seller's written request, such audit will be performed by an independent third party at Buyer's choice and expense. The audit will assume all Items sold under this Agreement are standard Items unless otherwise specified in this Agreement.

          (i) Seller shall have the option to review the auditor's report prior to the release of such report to Buyer. If Seller disagrees with the auditor's report for any reason, Seller shall have the right to issue a letter in response, which will be included with the auditor's report to the Buyer.

          (ii) If discrepancies are found during the audit and price adjustments are required to be paid by the Seller to the Buyer, Seller shall reimburse Buyer for all costs associated with the audit, along with a single payment covering the price adjustments within thirty (30) days after the completion of the audit. The results of such audit shall be kept confidential by the auditor and, if conducted by a third party, only Seller's failures to abide by the obligations of this Agreement shall be reported to Buyer.

     D. Applicable taxes and other charges such as duties, customs, tariffs, imposts, and government imposed surcharges shall be paid for by Seller without reimbursement from Buyer as part of the purchase price for Items and Services. In the event that Buyer is prohibited by law from remitting payments to the Seller unless Buyer deducts or withholds taxes therefrom on behalf of the local taxing jurisdiction, then Buyer shall duly withhold such taxes and shall remit the remaining net invoice amount to the Seller. Buyer shall not reimburse Seller for the amount of such taxes withheld.

     E. Additional costs, except those provided for herein or specified in a Release, will not be reimbursed without Buyer's prior written approval.

     F.   All prices are in U.S. dollars.

     G. Seller shall provide Seller's annual audited financial statements and independent auditors' opinion to Buyer within three (3) months of the Seller's fiscal year-end date. Seller shall provide Seller's annual financial statements for



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          Seller's equipment division/subsidiary and a signed management letter to Buyer within three (3) months of the Seller's fiscal year-end date.

4.   INVOICING AND PAYMENT.

     A. Prompt payment discounts will be computed from the latest of: (i) the scheduled delivery date; (ii) the date of actual delivery; or (iii) the date a properly filled out original invoice or packing list is received. Payment is made when Buyer's check is mailed or EDI funds transfer initiated.

     B. Original hard-copy invoices shall be mailed or delivered by courier. Invoices shall include: Purchase Agreement number from the Release, purchase order number, line item number, Release number, part number, complete bill to address, description of Items, quantities, Buyer part number, listing of and dates of Services provided, unit prices and extended totals in U.S. dollars. Any applicable taxes or other charges such as duties, customs, tariffs, imposts and government imposed surcharges shall be stated separately on Seller's invoice. Payment of an invoice shall not constitute acceptance of the Item or Service.

     C. Seller shall be fully responsible for, indemnify and hold Buyer harmless from any and all payments to its vendors or subcontractors utilized in the performance of Services.

     D. Except for each new Equipment model, payment on Equipment shall be as follows: * * * percent (* * * %) net * * * (* * *) days from ship date;
         * * * percent (* * * %) net * * * (* * *) days from the final acceptance date. If final acceptance of the Equipment is delayed beyond
         * * * (* * *) days from the date of shipment due to no fault of the Seller, Buyer will pay the balance of * * * percent (* * * %) net * * * (* * *) days from the date of shipment. On each Equipment model that Buyer purchases for the first time, payment shall be * * * percent (* * *%) net * * * (* * *) days from shipment; * * * percent (* * *%) net *
         * * (* * *) days from the final acceptance date. Seller shall submit Buyer acceptance certificate or non-acceptance certificate at completion of final acceptance tests.

     E. Payment on all Items and Services other than Equipment shall be * * * percent (* * *%) net * * * (* * *) days after * * *.

     F. Seller agrees to invoice Buyer no later than * * * (* * *) days after completion of Services or the delivery of Item(s) to the FCA point. Buyer will not be obligated to make payment against any invoices submitted after such period. In addition, if Seller exceeds * * *
         (* * *) * * * without providing written documentation with the purpose to collect payment on any invoice, Buyer shall not be obligated to make payment against such invoice regardless of initial invoice submittal.

5.   TERMINATION FOR CONVENIENCE.

      A. Buyer may terminate any Release placed hereunder, in whole or in part, at any time for its sole convenience by giving written notice of termination to Seller. Upon Seller's receipt of such notice, Seller shall, unless otherwise specified in such notice, immediately stop all work hereunder, give prompt written notice to and cause all of its vendors or subcontractors to cease all related work and, at the request of Buyer, return any materials provided to Seller by Buyer.

     B. There shall be no charges for termination of orders for standard Items or for Services not yet provided. Buyer will be responsible for payment of authorized Services and Items already provided by Seller but not yet invoiced. Paragraphs C through E of this Section 5 shall govern Buyer's payment obligation for Custom Items. Notwithstanding anything to the contrary, Seller shall not be compensated in any way for any work done after receipt of Buyer's notice, nor for any costs incurred by Seller's vendors or subcontractors after Seller receives the notice, nor for any costs Seller could reasonably have avoided, nor for any indirect overhead and administrative charges or profit of Seller.


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*** Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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     C.   Any claim for termination charges for Custom Items must be submitted to Buyer in writing within * * * (* * *) days after receipt of Buyer's termination notice along with a summary of all mitigation efforts.

     D. Seller's claim may include the net cost of custom work in process scheduled to be delivered within * * * (* * *) days and which must be scrapped due to the cancellation. Seller shall, wherever possible, place such custom work in process in its inventory and sell it to other customers. In no event shall such claim exceed the following cancellation schedule for Equipment .

              * * *

          Upon payment of Seller's claim, Buyer shall be entitled to all such work and materials paid for.

     E. Before assuming any payment obligation under this section, Buyer may inspect Seller's work in process and audit all relevant documents prior to paying Seller's invoice.

     F. Notwithstanding anything else in this Agreement, failure to meet the delivery date(s) in the Release shall be considered a material breach of contract and shall allow Buyer to terminate the order for the Item and/or any subsequent Releases without any liability whether the Release was for standard or Custom Items.

6.   CONTINGENCIES.

     Neither party shall be responsible for its failure to perform due to causes beyond its reasonable control such as acts of God, fire, theft, war, riot, embargoes or acts of civil or military authorities. If delivery of Items or the performance of Services is to be delayed by such contingencies, Seller shall immediately notify Buyer in writing. If the delay is greater than thirty (30) days from the date of the notice, Buyer will have the option, in its sole discretion, to either (i) extend time of delivery or performance, or (ii) terminate the uncompleted portion of the order at no cost of any nature to Buyer.

7.   DELIVERY, RELEASES AND SCHEDULING.

     A. Any Forecasts provided by Buyer are for planning purposes only and do not constitute a Release or other commitment by Buyer. Buyer shall have no obligation to and may, at its sole discretion, issue Releases under this Agreement. Buyer shall be responsible only for Items or Services for which it has issued Releases hereunder.

     B. Seller shall notify Buyer's purchasing agent, (as noted on the Release), within * * * (* * *) hours if Seller is unable to make any scheduled delivery of Items or perform Services as scheduled and state the reasons. Such notification by Seller shall not affect Buyer's termination rights under Section 5.

     C. Seller agrees to acknowledge each Release to Buyer (as noted on the Release) within * * * (* * *) hours after receipt of the Release.

     D. Buyer may place any portion of a Release on hold by notice that will take effect immediately upon receipt. Releases placed on hold will be rescheduled or cancelled within * * * (* * *) days. Any Release cancelled shall be subject to the terms and conditions of Section 5.

     E.         * * *

     F. Seller agrees that all Items will be delivered ready for shipment to the FCA point on the exact date specified in the Release ("Ship Date"). Late deliveries of any Items except Spare Parts (as measured by adherence to the Ship Date on the most recent Release or contractual committed lead-time, whichever is earlier) will result in, at Buyer's option, a price reduction (or debit to Seller's account) on such late Items of * * * percent (* * *%) for each calendar day late. In addition, Seller shall deliver, at its sole cost and expense, any late shipment of Items by expedited freight as instructed to Buyer's site. If Seller is unable to commit to the lead-times as defined in the Equipment Specific Terms and Conditions, the price reduction for late deliveries shall apply to the earlier of the committed Ship Date or the lead-time date calculated in accordance with Equipment Specific Terms and Conditions. Early deliveries of


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*** Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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          Items (as measured by adherence to the Ship Date on the most recent
          Release) will result in a price reduction of * * * dollars ($* * *) for each calendar day that an Item is delivered early. Partial deliveries are counted as late shipments and will only be considered complete when all Items, (and other Spare Parts required to install and qualify Equipment, if applicable) have been shipped. Equipment shipments will not be considered complete until the Environmental Health and Safety documentation outlined in Sections 1.14 and 1.16 has been completed and provided to Buyer. Buyer shall have the option to terminate the Release, in whole or in part, with no cancellation charge for any Equipment not delivered to FCA point on the Ship Date. Seller will be responsible for any costs incurred by Buyer in obtaining cover in the event of such termination.

     G.   * * *

     H.   At Buyer's discretion, * * *.

     I. Seller will, as required by Buyer, * * *, and Buyer will * * * at such times and for such periods as may be determined by Buyer.

     J. Configuration and other Buyer-requested or Buyer-approved changes that result in Ship Date changes will be reflected on a change order to the Release showing the revised ship and delivery dates subject to Section 7F.

     K. Seller will notify Buyer in writing of the planned obsolescence of any Item or part revision and will make that Item available to the Buyer for a minimum of one hundred eighty (180) days after the notice, during which time Buyer will have the option to place a final Release for such Items for delivery after the one hundred eighty (180) day notice. Buyer may return obsolete Items within ninety (90) days after written notification of part revision or obsolescence, at no cost. If any warranty return claims are made for such discontinued Items, then such returns will be subject to the warranty provisions in Section 8.

8.   ACCEPTANCE AND WARRANTIES.

     A. All Items purchased by Buyer are subject to inspection and test (source inspection) before being allowed to ship from Seller's factory. Source inspection requirements are described in the Purchase Spec unless agreed otherwise in writing by the parties. Seller shall be responsible for source inspections and shall provide Buyer with written certification that Items tested have passed source inspection and comply in all respects with the requirements described in the Purchase Spec. Buyer may participate, as it deems necessary, in source inspections. If any inspection or test is made on Seller's premises, Seller shall provide Buyer with reasonable facilities and assistance at no additional charge.

          (i) Notwithstanding any source inspection or testing at Seller's premises, all Items purchased by Buyer are subject to Buyer's inspection and test (qualification) before final acceptance at Buyer's premises. Final acceptance requirements are described in the Purchase Spec unless agreed otherwise in writing by the parties. Items, other than Equipment, rejected by Buyer as not conforming to the Purchase Spec may be returned to Seller at Seller's risk and expense and, at Buyer's option, such Item shall be immediately repaired or replaced

          (ii) If Equipment does not pass final acceptance criteria, due to no fault of Buyer, within * * * (* * *) days of delivery, then Buyer may give written notice to Seller of failure to meet final acceptance criteria on time. If Equipment does not meet final acceptance criteria within * * * (* * *) days of such notice, Buyer may, at Buyer's option; (a) return the Equipment for full credit or (b) have the Equipment replaced with new Equipment within * * * (* * *) days of Buyer's written election of option, or (c) initiate Buyer's escalation procedures per part 3 (Services) section 7 (escalation) of Addendum A.

          (iii) Acceptance and/or inspection by Buyer shall in no event constitute a waiver of Buyer's rights and remedies with regard to any subsequently discovered defect or nonconformity.

     B. Seller warrants to Buyer that all Items provided by Seller for delivery hereunder shall conform in all respects to the Purchase Spec; be free from defects in material and workmanship and be new, of the grade and quality specified.


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*** Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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          (i)   If an Item delivered hereunder does not comply with any of the above warranties, Buyer shall notify Seller as soon as practicable and at Buyer's option, Seller shall repair or replace the defective Item, at its sole cost and expense, or refund the purchase price. Seller shall also be responsible for and pay the cost of shipping of all Items not conforming to the warranties and will bear the risk of loss of such Items while in transit and any other costs reasonably associated with a nonconforming Item, such as, the cost to deinstall the Item.

          (ii) The warranty period for Equipment shall apply for * * * (* * *) years (both Spare Parts and Service) starting from the date of final acceptance of the Equipment. The warranty for additional Spare Parts, Service, Equipment conversion kits, Equipment upgrades or Equipment modifications shall apply for * * *
                (* * *) year from the date of installation of the Item or for the Item's remaining warranty period, whichever is longer. Seller shall perform warranty work * * * (* * *) hours per day,
                * * * (* * *) days per week. Seller will offer and Buyer may purchase additional periods of warranty.

          (iii) In conjunction with the warranty period, Seller shall perform all preventative maintenance on a mutually agreeable schedule.

          (iv) At Buyer's option the labor value of the warranty, or the purchase price of an extended warranty (if purchased with the Equipment), can be credited against a Service contract prior to the end of the warranty period. All warranty terms will continue to apply throughout the term of any Service contract or extended warranty period.

          (v) Seller shall send Buyer notices at * * * (* * *) days and * * * (* * *) days prior to the warranty expiration date for an Item explaining the extended warranty options and costs.

     C. Seller further warrants that all Items furnished hereunder will not infringe any third party's intellectual property rights, and that Seller has the necessary right, title, and interest to provide said Items and Services to Buyer free of liens and encumbrances.

     D. All of the above warranties shall survive any delivery, inspection, acceptance, payment, or resale of the Items.

     E. Seller warrants that all Services provided shall be performed in accordance with good workmanlike standards and shall meet the descriptions and specifications provided on Addendum A or a SOW. Seller shall guarantee workmanship for * * * after Services are provided unless agreed otherwise in writing by the parties. Seller shall promptly correct any non-conforming or defective workmanship at no additional cost to Buyer.

     F. Notwithstanding anything to the contrary contained in this Agreement, Seller represents and warrants that there will be no disruption in the delivery of Items or Services under this Agreement as a result of or due to the date change from and between December, 1999, and January, 2000, nor due to the year 2000 being a leap year.

9.   PURCHASE SPECIFICATIONS, IDENTIFICATION AND ERRATA.

     A. Seller shall not modify the purchase specifications for any Item or Services without the prior written approval of the Buyer.

     B. Seller shall cooperate with Buyer to provide configuration control and traceability systems for Items and Services supplied hereunder.

     C. Seller shall provide Buyer with an errata list for each Item and shall promptly notify Buyer in writing of any new errata with respect to the Items.

10.  PACKING AND SHIPMENT.

     A. All Items shall be prepared for shipment in a manner which: (i) follows good commercial practice, (ii) is acceptable by common carriers for shipment at the lowest rate, and (iii) is adequate to ensure safe arrival. If Buyer requests, Seller will package Items for cleanroom delivery, per Buyer specification. Seller shall mark all containers with necessary lifting, handling, unpacking and shipping information, Release number, Buyer's Item Identification number or part number, description, Line item number, date of shipment and the names of the Buyer and Seller.


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*** Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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     B.   All Equipment shall be delivered FCA (Seller's dock) according to July
          1990 Incoterms. Buyer shall notify Seller of the method of shipment.
          If no instructions are given, Seller shall select the most cost effective carrier based upon Buyer's required delivery date. Title and risk of loss to Equipment shall pass to Buyer upon delivery to the FCA point.

     C. All Items other than Equipment shall be Delivered Duty Paid ["DDP"; July 1990 Incoterms] Buyer's dock for Non-Free Trade zone factory sites or Delivery Duty Unpaid ["DDU"; July 1990 Incoterms] Buyer's dock for Free Trade zone factory sites as specified in the Release. Title and risk of loss for all Items other than Equipment shall pass to Buyer upon delivery of Items to Buyer's dock.

11.  OWNERSHIP AND BAILMENT RESPONSIBILITIES.

     A. Any specifications, drawings, schematics, technical information, data, tools, dies, patterns, masks, gauges, test equipment and other materials furnished to Seller or paid for by Buyer shall (i) remain or become Buyer's property, (ii) be used by Seller exclusively for Buyer's orders, (iii) be clearly marked as Buyer's property, (iv) be segregated when not in use, (v) be kept in good working condition at Seller's expense, and (vi) be shipped to Buyer promptly on Buyer's demand or upon termination or expiration of this Agreement, whichever occurs first. Any such property furnished by Buyer to Seller that is marked or otherwise noted by Buyer as being confidential information will be treated by Seller in accordance with Section 12 hereafter.

     B. Seller shall be liable for any loss of or damage to Buyer's property while in Seller's possession or control, ordinary wear and tear excepted.

12.  CONFIDENTIALITY AND PUBLICITY.

     A. During the course of this Agreement, either party may have or may be provided access to the other's confidential information and materials. Additionally, Seller may be engaged to develop new information for Buyer, or may develop such information during the performance of Services, which information will become, upon creation, Buyer's confidential information unless otherwise agreed in writing. Provided information and materials are marked in a manner reasonably intended to make the recipient aware, or the recipient is sent written notice within forty-eight (48) hours of disclosure, that the information and materials are "Confidential", each party agrees to maintain such information in accordance with the terms of this Agreement and the CNDA referenced on the signature page of this Agreement and any other applicable separate nondisclosure agreement between Buyer and Seller. At a minimum each party agrees to maintain such information in confidence and limit disclosure on a need to know basis, to take all reasonable precautions to prevent unauthorized disclosure, and to treat such information as it treats its own information of a similar nature, until the information becomes rightfully available to the public through no fault of the non-disclosing party. Seller's employees who access Buyer's facilities may be required to sign a separate access agreement prior to admittance to Buyer's facilities. Furthermore, Seller will furnish a copy of Addendum C to each of its employees, agents and subcontractors who perform work or Services on Buyer's premises or facilities or otherwise has access to Buyer's classified and proprietary information, networks or software, and will take reasonable steps to assure Buyer that all such have read and understood Addendum C. Seller shall not use any of the confidential information created for Buyer other than for Buyer.

     B. Neither party may use the other party's name in advertisements, news releases, publicity statements, financial statement filings (unless in areas specifically required to meet General Accepted Accounting Principles (GAAP) or Securities Exchange Commission (SEC) filing requirements or disclose the existence of this Agreement, nor any of its details or the existence of the relationship created by this Agreement, to any third party without the specific, written consent of the other. If disclosure of this Agreement or any of the terms hereof is required by applicable law, rule, or regulation, or is compelled by a court or governmental agency, authority, or body: (i) the parties shall use all legitimate and legal means available to minimize the disclosure to third parties of the content of the Agreement, including without limitation seeking a confidential treatment request or protective order; (ii) the disclosing party shall inform the other party at least ten (10) business days in advance of the disclosure; and (iii) the disclosing party shall give the other party a reasonable opportunity to review and comment upon the disclosure, and any request for confidential treatment or a protective order pertaining thereto, prior to making such disclosure. The parties may disclose this Agreement in confidence to their respective legal counsel, accountants, bankers, and financing sources as necessary in connection with obtaining services from such third parties. The obligations stated in this section shall survive the expiration or termination of this Agreement.

     C. Neither party may use the other party's name or trademarks in advertisements, brochures, banners, letterhead, business cards, reference lists, or similar advertisements without the other's written consent.

13.  INTELLECTUAL PROPERTY INDEMNITY.

     A. Seller shall indemnify and hold Buyer and its customers harmless from any and all costs, expenses (including reasonably attorneys' fees), losses, damages or liabilities incurred because of actual or alleged infringement of any patent, copyright, trade secret, trademark, maskwork or other intellectual right arising out of the use or sale by Buyer or Buyer's customers of Items or Buyer's products manufactured using the Item(s). Buyer shall notify Seller of such claim or demand and shall permit Seller to participate in the defense or settlement thereof.

     B. If an injunction issues as a result of any claim or action, Seller agrees, at its sole cost and expense, and Buyer's option to either:
          (i) procure for Buyer the right to continue using Items, (ii) replace the Items with non-infringing Items or (iii) modify the Items so they become non-infringing. If, despite Seller's best efforts, none of the foregoing options are available, Buyer may at its option return the Item at Seller's sole cost and expense, and Seller shall refund to Buyer the purchase price of the Item.

     C.  Seller's obligations pursuant to this Section 13 shall not apply where:
         (i) custom Items are manufactured to Buyer's detailed design and such design is the cause of the claim; or (ii) Items are used in combination with Equipment, software or other products not supplied, required or recommended by Seller and such infringement would not have occurred but for such combination.

     D. THE FOREGOING STATES THE ENTIRE OBLIGATIONS AND REMEDIES FLOWING BETWEEN BUYER AND SELLER ARISING FROM ANY INTELLECTUAL PROPERTY CLAIM BY A THIRD PARTY.

14.  HAZARDOUS MATERIALS.

     A. IF ITEMS OR SERVICES PROVIDED HEREUNDER INCLUDE HAZARDOUS MATERIALS, SELLER REPRESENTS AND WARRANTS THAT SELLER AND ITS EMPLOYEES, AGENTS, AND SUBCONTRACTORS PROVIDING SERVICES TO BUYER UNDERSTAND THE NATURE OF AND HAZARDS ASSOCIATED WITH THE HANDLING, TRANSPORTATION, AND USE OF SUCH HAZARDOUS MATERIALS, AS APPLICABLE TO SELLER.

     B. PRIOR TO CAUSING HAZARDOUS MATERIALS TO BE ON BUYER'S PREMISES, SELLER SHALL PROVIDE BUYER WITH MATERIAL SAFETY DATA SHEETS (MSDS) AND ANY OTHER DOCUMENTATION REASONABLY NECESSARY TO ENABLE BUYER TO COMPLY WITH THE APPLICABLE LAWS AND REGULATIONS, AND OBTAIN WRITTEN APPROVAL FROM BUYER'S SITE ENVIRONMENTAL, HEALTH, AND SAFETY (EHS) ORGANIZATION. BUYER WILL NOT GRANT APPROVAL WITHOUT SELLER'S AGREEMENT TO COMPLY WITH BUYER'S HAZARDOUS MATERIALS MANAGEMENT REQUIREMENTS.

     C. SELLER WILL BE FULLY RESPONSIBLE FOR, DEFEND, INDEMNIFY AND HOLD BUYER HARMLESS FROM ANY CLAIM OR LIABILITY ARISING IN CONNECTION WITH (1) PROVIDING SUCH HAZARDOUS MATERIALS TO BUYER, OR (2) THE USE OF SUCH HAZARDOUS MATERIALS BY SELLER, ITS AGENTS OR SUBCONTRACTORS IN PROVIDING SERVICES TO BUYER.

     D. SELLER HEREBY CERTIFIES THAT ITEMS SUPPLIED TO BUYER DO NOT "CONTAIN" ANY CLASS I OZONE DEPLETING SUBSTANCES, AS THOSE TERMS ARE DEFINED BY LAW.

     E. EXCEPT AS PROVIDED HEREAFTER, ITEMS RETURNED TO SELLER BY BUYER WILL BE DECONTAMINATED FROM HAZARDOUS MATERIALS TO THE DEGREE PRACTICAL, REASONABLE, AND AS REQUIRED BY APPLICABLE LAW OR REGULATION. UPON REQUEST, BUYER SHALL PROVIDE APPROPRIATE DOCUMENTATION TO SELLER THAT THE RETURNED ITEMS HAVE BEEN DECONTAMINATED. IF SELLER IS FINANCIALLY RESPONSIBLE FOR SHIPPING THE RETURN ITEMS, SELLER WILL BE RESPONSIBLE FOR THEIR DECONTAMINATION, AND BUYER SHALL MAKE BUYER'S FACILITIES AVAILABLE TO SELLER FOR THE DECONTAMINATION.

15.  CUSTOMS CLEARANCE.

     Upon Buyer's request, Seller will promptly provide Buyer with a statement of origin for all Items and with applicable customs documentation for Items wholly or partially manufactured outside of the country of import.

16.  COMPLIANCE WITH LAWS AND RULES

     A. Throughout the term of this Agreement and any extension thereto, Seller shall comply, at its sole cost and expense, with all applicable statutes, regulations, rules, ordinances, codes and standards (Laws) governing the manufacture, transportation or sale of Items or the performance of Services covered by this Agreement anywhere in the world. Without limiting the foregoing, in the United States (U.S.) this includes all applicable commerce, environmental , occupational safety, transportation and securities Laws and all employment and labor Laws governing Seller's personnel providing Services to Buyer. In complying with the Laws, it is understood and agreed that the Equipment shipped to all Buyer sites worldwide must be of a common configuration ("Copy Exactly) for use by all Buyer sites worldwide and comply with any and all product safety requirements described in the Purchase Spec or elsewhere in this Agreement. Any Copy Exactly exception must be mutually agreed to and documented in a configuration specification as a site specific option.

     B. While on Buyer's premises or performing Services, Seller agrees to abide by all Buyer's rules and regulations that are provided to the Seller in writing; posted conspicuously or easily observed while on Buyer's premises or customarily followed or known by third party invitee, including, but not limited to security, heath, safety, environmental and hazardous material management rules and rules prohibiting the use of physical aggression against persons or property, harassment and theft. Seller will perform only those Services identified on Addendum A and will work only in areas designated for such Services. Seller shall take all reasonable precautions to ensure safe working procedures and conditions for performance on Buyer's premises and shall keep Buyer's site neat and free from debris.

     C. Seller represents and agrees that it is in compliance with U.S. Executive Order 11246 and implementing EEO regulations, unless exempted or inapplicable, and that it has complied and will continue to comply with the U.S. Immigration Reform and Control Act of 1987. Seller shall indemnify and hold Buyer harmless from any penalties assessed against Buyer because of its violations of said laws due to its relationship with Seller under this Agreement.

17.  INSURANCE.

     A. Without limiting or qualifying Seller's liabilities, obligations or indemnities otherwise assumed by Seller pursuant to this Agreement, Seller shall maintain, at its sole cost and expense, with companies acceptable to Buyer, Commercial General Liability and Automobile Liability Insurance with limits of liability not less than $* * * per occurrence and including liability coverage for bodily injury or property damage (1) assumed in a contract or agreement pertaining to Seller's business and (2) arising out of Seller's product, Services or work. Seller's insurance shall be primary, and any applicable insurance maintained by Buyer shall be excess and non-contributing. The above coverages shall name Buyer as additional insured, and shall contain a severability of interest clause.

     B. Seller shall also maintain statutory Workers' Compensation coverage, including a Broad Form All States Endorsement in the amount required by law, and Employers' Liability Insurance in the amount of $* * * per occurrence. Such insurance shall include an insurer's waiver of subrogation in favor of Buyer.

     C. If Seller is providing any professional service to Buyer, Seller shall maintain Professional Liability Insurance (including errors and omissions coverage) with liability limits not less than $* * *.

     D. Seller shall provide Buyer with properly executed Certificate(s) of Insurance prior to commencement of any operation hereunder and shall notify Buyer, no less than 30 days in advance, of any reduction or cancellation of the above coverages.

18.  GENERAL INDEMNIFICATION.

     Seller agrees to protect, defend, indemnify and hold Buyer harmless from and against any and all claims, liabilities, demands, penalties, forfeitures, suits, judgments and the associated costs and expenses (including reasonable attorney's fees), which Buyer may hereafter incur, become responsible for or pay out as a result of death bodily injury to any person, destruction or damage to any property, contamination of or adverse effects on the environment and any clean up costs in connection therewith, or any violation of governmental law, regulation, or orders, caused, in whole or in part, by (a) Seller's breach of any term or provision of this Agreement, (b) any negligent or willful acts, errors or omissions by


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

     Seller, its employees, officers, agents, representatives or sub-contractors in the performance of Services under this Agreement; or (c) dangerously defective Items.

19.  RETENTION AND AUDITS

     Seller will maintain complete and accurate records of the Services performed under this Agreement for a period of three (3) years after the completion of these Services. Records relating to the performance of this Agreement shall be made available to Buyer upon reasonable notice.

20.  INDEPENDENT CONTRACTOR

     In performing Services under this Agreement, Seller shall be deemed an independent contractor. Its personnel and other representatives shall not be deemed agents or employees of Buyer. As an independent contractor, Seller will be solely responsible for determining the means and methods for performing the required Services. Seller shall have complete charge and responsibility for personnel employed by Seller. However, Buyer reserves the right to instruct Seller to remove from Buyer's premises immediately any of Seller's personnel who are in breach of Section 16 or 21 of this Agreement. Such removal shall not affect Seller's obligation to provide Services under this Agreement.

21.  SECURITY.

     Seller confirms that, to the best of its knowledge, employees of Seller performing work at Buyer's facilities have no record of criminal convictions involving drugs, assaultive or combative behavior or theft within the last five (5) years. Seller understands that such employees may be subject to criminal history investigations by Buyer at Buyer's expense and will be denied access to Buyer's facilities if any such criminal convictions are discovered. Seller also agrees to comply with Buyer's Alcohol and Drug-free Workplace Directive set forth in Addendum B.

22.  NEW DEVELOPMENTS.

     If development Services are to be provided pursuant to this Agreement or if at any time during the term of this Agreement, Buyer pays any fee to the Seller for development Services, the following terms and conditions shall apply unless agreed otherwise in writing by the parties:

     A. All intellectual property associated with any ideas, concepts, techniques, inventions, processes, or works of authorship developed, created or conceived by Seller, its employees, subcontractors or agents while performing the development Services for Buyer or from proprietary and/or confidential information or materials belonging to Buyer (collectively, "Developments") shall belong exclusively to Buyer and be deemed the confidential information of Buyer. Seller agrees to assign (or cause to be assigned) and does hereby assign fully to Buyer all such Developments.

     B. Buyer acknowledges and agrees that Seller shall retain sole and exclusive ownership of any invention, improvement, development, concept, discovery, or other proprietary information owned by Seller or in which Seller has an interest ("Seller IP"). Notwithstanding the foregoing, Seller agrees that if in the course of performing the Services, Seller incorporates any Seller IP into any Development developed hereunder, Buyer is hereby granted and shall have a nonexclusive, royalty free, perpetual, irrevocable, worldwide license, including the right to sublicense, under any such Seller IP to make, have made, use, import, prepare derivative works of, reproduce, have reproduced, perform, display, offer to sell, sell, or otherwise distribute such invention, improvement, development, concept, discovery, or other proprietary information as part of or in connection with such Development.

     C. Seller shall assist Buyer, at Buyer's expense, in obtaining, registering, perfecting and enforcing all patents, trademarks, mask work rights or copyrights necessary to protect Buyer's interest in the Developments assigned to Buyer pursuant to Paragraph (a) above. This includes the disclosure of all pertinent information, the execution of applications, specifications, oaths and assignments and any other papers by Seller necessary to ensure said protection for Buyer. Upon Buyer's request, Seller shall execute an Assignment of Copyright to Buyer covering any copyrightable deliverable accepted by Buyer hereunder.

     D. All documentation connected with the development Services or associated with Developments assigned to Buyer pursuant to Paragraph A above, shall be the exclusive property of Buyer. Upon Buyer's request, Seller shall make all such documentation available to Buyer.

23.  SOFTWARE AND DOCUMENTATION LICENSE.

     A.   DEFINITIONS:

          "SOFTWARE" means any software and/or firmware provided with, embedded in or that is necessary, required or normally provided by the Seller for the use and/or operation of Items, in object code form, including bug fixes, updates, enhancements, and new releases developed by Seller during the term of the Agreement.

          "DOCUMENTATION" means any and all user documentation and training materials necessary to instruct Buyer in the proper installation, use and operation of the Software or Items which accompany either Software or Items.

     B. LICENSE GRANT: Seller grants to Buyer a fully paid, worldwide, transferable, non-exclusive, perpetual license, under all intellectual property rights owned or licensed by Seller and embodied in the Software and/or Documentation to install, copy and use the Software and use and distribute the Documentation internally in the operation of the Software or Items. Buyer may make a reasonable number of archived copies of Software for back-up purposes. Buyer may copy the Documentation or portions thereof, for internal use purposes. Buyer may not reverse engineer the Software.

     C. RIGHT TO TRANSFER: Buyer may transfer the Software, Documentation and copies prepared in accordance paragraph 23 B, and all rights associated therewith, as part of the sale, lease or other transfer of all rights in Items for which the Software and Documentation were provided or required, provided that the Buyer retains no copies Software, Documentation and the transferee agrees to the terms and conditions of this Software and Documentation License,

     D. OWNERSHIP. Seller shall retain all ownership interest in and to Software and Documentation, and except for the express rights and license set forth herein, Buyer receives no other rights or license, whether by implication, estoppel or otherwise.


     E. WARRANTIES: Seller makes the following representations and warranties to Buyer regarding the Software:

          (1)  The Software will perform in conformance with the Purchase Spec;

          (2) The Software does not contain any viruses at the time of delivery to Buyer;

          (3) Seller has all necessary rights, title and interest to grant the rights set forth herein to Buyer, free of any claims, liens or conflicting rights in favor of any third party; and

          (4) The Software (i) will function without error or interruption related to Date Data from more than one century; (ii) requires all Date Data (whether received from users, systems, applications or other sources) and all date output and results, in any form, to include an indication of century in each instance. As used herein, "Date Data" means any data or input, whether generated within the Item or communicated to it, which includes an indication of or reference to date. The foregoing is in addition to all other representations and warranties of Seller.

24.  MERGER, MODIFICATION, WAIVER, REMEDIES AND SEVERABILITY.

     A. This Agreement and any Releases issued hereunder contains the entire understanding between Buyer and Seller with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, dealings and negotiations. No modification, alteration or amendment shall be effective unless made in writing, dated and signed by duly authorized representatives of both parties.

     B. No waiver of any breach hereof shall be held to be a waiver of any other or subsequent breach.

     C. Buyer's rights and remedies herein are in addition to any other rights and remedies provided by law or in equity.

     D. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such determination shall not affect the validity of the remaining provisions unless Buyer determines in its discretion that the court's determination causes this Agreement to fail in any of its essential purposes.

25.  ASSIGNMENT.

     Neither party may assign or factor any rights in, nor delegate any obligations under this Agreement or any portion thereof, without the written consent of the other party. For purposes of this Section 25, the acquisition, merger, consolidation or change in control of Seller or any assignment by operation of law shall be deemed an assignment that requires Buyer's written consent. Buyer may cancel this Agreement for cause should Seller attempt to make an unauthorized assignment of any right or obligation arising hereunder.

26.  APPLICABLE LAW

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, excluding Delaware's conflicts of law provisions. The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. The parties agree that the predominance of this Agreement is the sale of goods, and agree that the Delaware version of the Uniform Commercial Code, Article 2, shall be applicable to this Agreement.

27.  HEADINGS.

     The headings provided in this Agreement are for convenience only and shall not be used in interpreting or construing this Agreement.

28.  SPECIFIC PERFORMANCE.

     Notwithstanding anything to the contrary contained in this Agreement, the parties agree that the failure of the Seller to deliver an Item or perform a Services in accordance with the terms and conditions contained in this Agreement after the acceptance of a Release would cause irreparable damage to Buyer for which monetary damages would not provide an adequate remedy. Accordingly, it is agreed that, in addition to any other remedy to which Buyer may be entitled, at law or in equity, Buyer shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement by Seller, and an order of specific performance to compel performance of such obligations in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction.

29.  SURVIVAL.

     The rights and obligations of the parties as contained in Sections 1, 3, 5, 6, 8, 11, 12, 13, 14, 15, 16, 18, 19, 20, 22, 23, 24, 25, 26, 28, 29 and 30
     shall survive the termination or expiration of this Agreement along with any other right or legal obligation of a party created by a term or condition in any Addendum, SOW or Purchase Spec, which term or condition by its nature would survive the termination or expiration of the Agreement.

30.  ORDER OF PRECEDENCE.

     In the event of a conflict or inconsistency between the Terms and Conditions of this Agreement and its Addenda, Amendments, a Release or Purchase Spec the following order of precedence shall govern:

     1. Any supplemental terms or instructions on the face of a Release accepted by Seller.

     2. The Terms and Conditions of this Agreement and its Addenda and Amendments.

     3.  Purchase Spec.

                                   ADDENDUM A

      ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL EQUIPMENT MODELS,
                            SPARE PARTS AND SERVICES


                               PART I. EQUIPMENT.

1.   EQUIPMENT PERFORMANCE GUARANTEES

     For purposes of this section 1 of Part 1 addendum A only, the term "Availability Requirement" means the lesser of the Equipment availability requirement (or "utilization capability" or "100% uptime" requirement) as set forth in the Purchase Spec per SEMI E10-96. The warranty on a unit of Equipment will be extended one (1) month for each month that such Equipment performs below the Availability Requirement. Seller has the right to request a mutual review process, to review equipment performance data, at which Seller may exclude downtime caused by the Buyer in the availability calculations. This provision for warranty extensions does not apply until three (3) months after Equipment final acceptance. If the Availability Requirement is not met for more than six (6) consecutive months during the warranty period, Buyer may, at Buyer's option: (a) return Equipment for full credit; (b) obtain replacement parts, including major components, at no cost to Buyer; or (c) have the non-complying Equipment replaced with new Equipment within ninety (90) days. Warranty extensions may be reduced by one (1) month for every two (2) months that the Equipment performs better than three percent (3%) above the Availability Requirement. Buyer must be in general compliance with Seller's recommended or a mutually agreed upon preventative maintenance schedule for warranty extensions to be invoked. Extensions will be agreed upon within ninety (90) days after the month in which the Equipment performance dictated the extension.

2.   MODIFICATIONS AND UPGRADES

     A. Buyer may require and Seller agrees to make any Equipment modifications needed to bring the Equipment into conformance with the Purchase Spec or, in the case of performance-based pricing (if such a pricing structure has been agreed to) to meet the Expected Improvement Rate (EIR).

     B. Such modifications will be performed at no cost to Buyer. Prices for upgrades and modifications that exceed the Purchase Spec (current at time of installation) will be negotiated at the time Buyer grants authorization.

     C. Seller offers to add Items currently offered or developed over the term of the Agreement, which Buyer does not currently purchase, to this Agreement, should Buyer choose to purchase such Items.

3.   CHANGE CONTROL

     A. Buyer may require and Seller agrees to make any Equipment modifications needed to bring the Equipment into conformance with the Purchase Spec or, in the case of performance-based pricing (if such a pricing structure has been agreed to) to meet the Expected Improvement Rate (EIR). Such modifications will be performed at no cost to Buyer. Prices for upgrades and modifications that exceed the Purchase Spec (current at time of installation) will be negotiated at the time Buyer grants authorization. If the parties are unable to agreed a negotiated agree.

          i. Seller shall not make changes to Items without prior written approval from Buyer.

          ii. Changes include all hardware or software assembly modifications that affect the manufacturing environment, impact/require recipe alteration to match outputs, impact equipment installations/facilities hookup, affect the ergonomic or safety characteristics of the Equipment, and/or affect existing Equipment software. They may also include modifying Equipment, modules, software, subassemblies, parts associated with the manufacturing environment or process chemicals/consumables.

          iii. Seller must request approval for such changes by notifying Buyer of the proposed change by sending an Equipment change request notice to Buyer a minimum of * * * (* * *) days prior to any proposed change. This


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

               notice shall include the specific change requested, reason for the change, specific change details, Items affected, and the impact to Equipment in the field.

          iv. Seller shall provide rev-level control and traceability systems for Items supplied to Buyer hereunder.

          v. In the case of Equipment on order but not yet shipped, formal modification of the Release is required for any change to the model, configuration, variance to the price, performance, acceptance specifications, or delivery schedule. No Equipment will be accepted or paid for that is in variance to what is shown on the Release unless formally authorized by a written change order.

4.   TRAINING & DOCUMENTATION

     A. The drawings, documentation, and training materials must conform to the Intel specification 20-254 "DOCUMENTATION AND TRAINING REQUIREMENTS " defined in Addendum E. Training must be developed using either Performance-Based Equipment Training (PBET) or
          Criterion-Referenced Instruction (CRI) methodology and delivered by PBET certified instructors.

     B. Buyer may purchase and Seller will make available training and documentation as defined in ADDENDUM G.

     C. Buyer will review all supplied training and documentation and has authority to accept or reject it. Buyer will not give final approval until Seller has delivered all documentation referenced 20-254 "DOCUMENTATION AND TRAINING REQUIREMENTS " defined in Addendum E. Final equipment payment will not be made until the requirements of this specification have been satisfactorily completed.

5.   SAFETY REVIEW AND NOTIFICATION

     A. Seller warrants that the Equipment complies with SEMI S2 Safety Guidelines for Semiconductor Manufacturing Equipment OR be listed by a Nationally Recognized Testing Laboratory (NRTL) using the applicable standards AND comply with SEMI S8 Safety Guideline for Ergonomics/Human Factors Engineering of Semiconductor Manufacturing Equipment. Seller shall document conformance through an agreed upon third party at Seller's expense. Documentation of compliance listed in the Purchase Spec shall be provided to the Buyer three months prior to the date the Equipment is being shipped. Modifications necessary to bring the Equipment into compliance will be provided by Seller at no charge. Seller must have management and control systems for the effective management of product safety compliance.

     B. Seller will notify Buyer's corporate purchasing representative, corporate technical representative, and corporate environmental health & safety representative immediately upon discovery of any actual or potential environmental, health or safety hazard with the Equipment, upon discovery. Determination of the scope and any containment and corrective actions required to cure such a hazard will be performed by Seller at no cost to Buyer. Should Seller not be able to cure, Seller shall provide a full refund of the Equipment purchase price to Buyer.

6.   EQUIPMENT RELIABILITY

     A.   Reliability Demonstration

          Seller agrees to use "Reliability Qualification Test" (RQT) plans (MIL-HDBK-781) to demonstrate, with 80% confidence, that the Equipment's reliability meets or exceeds the performance specification for reliability, based on testing of production systems and/or field data. This will be used to substantiate the claims of Equipment performance for each design. Testing will be performed by Seller on as many machines as required to establish the required confidence. If subsystems are tested individually, the subsystem goals must be apportioned from the systems goal.

     B.   Failure Modes and Effects Analysis

          Seller agrees it will complete Failure Modes and Effects Analysis
          (FMEA) studies on at least three of the most critical subsystems and/or those systems that contain new design concepts.

     C.   Fault Tree Analysis

          At least annually, Seller will perform Fault Tree Analysis (FTA) on no fewer than the top three known failure modes associated with each type of Equipment. This will document the largest limiters to the Equipment's reliability, and will be the foundation for developing a comprehensive plan for reducing or eliminating each of the failure modes.

     D.   Continuous Improvement/Upgrades

          With all continuous improvement projects and upgrade programs, Seller will:

          (i) Perform FTA's on the existing problem or issue to verify that the most important root causes are understood and corrective actions are generated.

          (ii) Model and provide rationale for the design goals for the proposed solution.

          (iii) Perform FMEA's on the solution design.

          (iv) Execute an RQT to objectively verify the reliability of the solution.

7.   BUYER SPECIFIC PROCESS RECIPE DEVELOPMENT.

     If during the term of the Agreement, Buyer is required to develop Buyer specific process recipes ("Recipes") for Items at Seller's site, the parties agree as follows:

     A. Seller shall designate a secured area at Seller's site for the use of Buyer's employees for the purpose of such process development work. During this development, Seller's employees will have no access to the area and at the conclusion of the development work, Buyer may delete any and all memory pertaining to the Recipes from the Items.

     B. Seller acknowledges and agrees that all Recipes are the sole and exclusive property of Buyer and any information relating to Recipes disclosed to Seller by Buyer shall be deemed to be the Confidential Information of the Buyer and governed by the terms of the CNDA referenced on the signature page of this Agreement.

     C. Seller may use the Confidential Information solely in conjunction with Items and agrees not disclose the Confidential Information to any third parties, including any affiliates, subsidiaries, parent or sister companies, without the prior written approval of Buyer.

     D. Seller acknowledges and agrees that no license under any Buyer patent, copyright, trade secret or other intellectual property right is granted to or conferred upon Seller by the disclosure of any Confidential Information by Buyer to Seller as contemplated hereunder, either expressly, by implication, inducement, estoppel or otherwise, and that any license under such intellectual property rights must be express and in writing.

                              PART 2. SPARE PARTS.

1.   PARTS DEFINITIONS

     A. "LEAD-TIME" means the number of calendar days from the date a Release is issued for an Item to the date the Item is to be shipped by the Seller.

     B. "AVERAGE LEAD TIME" means the average of Lead Times for all Items delivered to Buyer within the Buyer's calendar month.

2.  SPARE PARTS DELIVERY

     A. For emergency (e.g. down Equipment) Spare Parts, Seller will accept Releases eight (8) hours per day, Monday through Friday, fifty two
          (52) weeks per year and will ship such emergency Spare Part Releases within four (4) hours, and by the most expedient method possible. At Buyer's option, Seller will arrange shipment of such Spare Part or Buyer will arrange for pickup.

     B. For non-emergencies, Seller guarantees spare parts will be shipped to Buyer's facilities after receipt of order no later than the following schedule (exclusive of transit time):

                      TYPE OF PART                        LEAD TIME YEARS 1-2   LEAD TIME YEARS 3
                      ------------                        -------------------   -----------------
                      CONSUMABLES                                * * *                * * *

                      NON-CONSUMABLES                            * * *                * * *

                      CONSIGNMENT REPLENISHMENT                  * * *                * * *

                      REPAIRS                                    * * *                * * *

                      REPAIR EXCHANGE POOLS                      * * *                * * *


          Seller shall report on a quarterly basis to Buyer's purchasing representatives Lead Time performance to commitment for parts shipped.

     C. In any month (as defined by Buyer's work week calendar), if the OTD at any Buyer site falls below 98% ("Non-Conforming Month"), all spare parts ordered by that site during the calendar month measured will be given an additional discount (beyond that in Section 3.3 a.)
          according to the schedule below:

                      OTD                                  ADDITIONAL DISCOUNT
                      ---                                  -------------------
                      85% -- 97.9%                               * * *%

                      75% -- 84.9%                               * * *%

                      60% - 74.9%                                * * *%

                      less than 60%                              * * *%


          These additional discounts per this section, shall be applied via a debit memo with Buyer's Accounts Payable (AP) department. Buyer's AP department shall begin applying the debit amount on the next Seller invoice received. Regardless of any discount, Seller shall ship any past due spare part within twenty-four (24) hours of availability.

3.   SPARE PARTS TERMS

     A. Spare parts will be discounted twenty percent (20%) off of the Seller's published price list, or 20% off of lowest price charged by Seller to other customers, whichever is lower, as referenced in Addendum "Parts".

     B. Within thirty (30) days after the Effective Date, Seller shall provide Buyer with a complete list of spare parts written in Excel spreadsheet format, which will be included in Addendum "Parts". The spare parts list will include Seller's


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

          part number, manufacturer's part number and name (if different than Seller's part number), Lead-time per schedule in section 3.2b, unit price (repair and/or new), part description, discounted price to Buyer, and estimated consumption per year per machine and/or application. Seller shall also identify in the list those spare parts that are covered and not covered under Equipment warranties, or extended warranties, and are consumable or repairable. This list will also cross reference Intel part numbers, where applicable. Seller agrees to discount spare parts pricing by an additional 20% for non-compliance with 3.3b thirty days after the Effective Date.

     C. Seller and Buyer shall jointly develop and manage a copy exactly spare parts list in order to stock the optimal level of spare parts at each Buyer site.

     D. Consumable and Non-Consumable parts provided under warranty and/or service contracts will be provided by Seller at no cost to Buyer. Seller will pay all shipping costs including duty and insurance for warranty replacement parts. The name of a carrier and account number will be provided by Seller for warranty returns.

     E. Seller will notify Buyer in writing 30 days prior to obsolescence of any part number or part revision and will make that part available to the Buyer for a minimum of 180 days after the notice. Buyer may return obsolete parts within 180 days after written notification of part revision or obsolescence for 100% of the original purchase value.

     F. Buyer may return any parts up to 24 months after receipt of part for a full refund or credit of the original purchase value against any outstanding or future Seller invoices.

     G. Spare parts will be supplied by Seller for at least seven years beyond the last Equipment purchase or end of product manufacturing, whichever is later. If Seller can no longer supply parts beyond seven years, Seller will furnish drawings and specifications for the parts with all the rights required to have such parts made by a second source supplier without compensation of any nature to Seller.

     H. Parts delivered to Buyer must be pre-cleaned and bagged in accordance with Buyer's current Purchase Spec requirements, if any.

     I. Seller will have a tracking system to collect failure analysis data on high usage parts, and will make such data available upon request.

     J. Each Buyer site will have the option to stock consignment spares per terms referenced in Spare Parts Consigned Inventory Program Addendum I.

     K. Cost of refurbished parts will not exceed 50% of new part cost without written notice from Seller and approval from Buyer.

4.   SPARE PARTS COST CONTROL

     A. Adjustments to fixed costs of parts (either consumable or non-consumable) will be made under the following conditions:

          (i) If Buyer and Seller agree to implement cost reduction programs, such as spare parts reliability improvements, alternate sourcing, value engineering, or re-specification of quality requirements, the fixed costs of parts shall be adjusted by the agreed upon amount of cost reduction due to such programs.

                                PART 3. SERVICES.

1.   APPLICABILITY

     The terms and conditions in this section apply to all Service work (installation, warranty, service call, extended service contract, etc.) performed by Seller at Buyer's facilities. In the case of extended service contracts, a separate scope of work for each service contract will be negotiated and will become a supplement to this Agreement.

2.   PRICING

     A. Prices set forth in Addendum G and specific scopes of work (for extended service contracts) shall remain firm for the duration of this Agreement except as provided below.

     B. Seller will decrease rates when they are determined not to be competitive with geographical labor rates.

     C. If Seller decreases prices for Services furnished hereunder, the prices of any and all remaining Services under this Agreement shall be decreased.


3.   ALTERNATE USE OF SCOPE OF WORK PERSONNEL

     If, after receiving Buyer's approval, Seller utilizes personnel assigned under any factory-specific Scope of Work (SOW) to perform installation, warranty, or other work not included in such factory-specific SOW, Seller will credit to Buyer the value of all such work. The amount of any such installation, warranty, or other credits will be mutually agreed in advance. Buyer shall have the right to accept or reject any Seller requests to utilize personnel assigned under a factory-specific SOW to do any such work.

4.   EQUIPMENT PRE-DELIVERY AND START UP

     A. Prior to Equipment installation, Seller shall participate in Buyer's installation design reviews, identify any flaws in the designs that would impair the successful installation of Seller's Equipment, and shall approve final design revisions.

     B. After Buyer has completed Equipment Facilitation, Seller shall work the required amount of hours in order to ensure Equipment is installed and started up to meet Purchase Specification acceptance criteria and production ramp requirements. At a minimum, this shall include final connection, pre-safety certification hookup work, mechanical, electrical, software functionality testing, chemical functionality testing, acceptance to Purchase Spec criteria, and process module qualification (final acceptance). Buyer and Seller shall co-develop plans, Gantt charts or other tools that are necessary to ensure Equipment is ready for each phase of Buyer's production ramp.

5.   PROCESS MODULE QUALIFICATION

     A. Seller shall participate as needed in process and module qualification and in integrating the Equipment into the manufacturing process.

     B. Seller shall use mutually agreed procedures, practices and methodology for ensuring that the Equipment being installed matches the performance of similar Equipment installed in Buyer's facility.

     C. Equipment matching shall include, but is not limited to, process matching, gauge matching, statistical and Equipment to Equipment matching in the same facility or in any of Buyer's facilities, subject to any limitation defined in the purchase Spec.

     D. Buyer shall provide Seller with training to assist in Equipment, process and module characterization procedures.

     E. Seller shall assist Buyer in streamlining the process within critical parameter requirements to achieve greater machine effectiveness and higher output volume.

6.   FIELD SERVICE SUPPORT

     A. If equipment does not meet performance requirements and specifications as detailed in the Purchase Specification, Seller shall provide during the warranty period service engineer on Buyer's site during the first year at each of the new Buyers site installations. At no additional cost, should chronic problems persist, additional field service engineers will be dedicated to provide * * * on-site coverage, until Equipment consistently meets Purchase Specifications. Sites shall have the option of extending on-site coverage at a rate in accordance with Addendum "Service," provided Purchase Specifications have been achieved

     B. Seller will provide worldwide field service support to ensure that the equipment meets or exceeds the performance specifications. Seller will
          (i) monitor and report data on performance to plan (by work week) at the required service contract, warranty and management reviews, (ii) actively participate in continuous improvement forums, such as, users groups, (iii) continuously improve their process capability, application knowledge, and support, (iv) train and certify their field service personnel so that they meet the requirements identified in this agreement, and (v) develop the appropriate escalation procedures for problem resolution and Equipment down situations.

7.   CONTINUOUS IMPROVEMENT

     A. After the first Equipment is installed at a site, Buyer may require Seller to participate in a joint program to baseline and improve the performance of Seller's Equipment in Buyer's production applications. At the end of six months, Buyer and Seller shall review this baseline performance and establish long range continuous improvement goals. In no case shall baseline Equipment performance be less than parameters defined in the Purchase Specifications. Seller commits to a continuously improving Equipment Cost of Ownership (CoO).

     B. Buyer shall administer and Seller support the use of performance report cards, continuous improvement programs such as Supplier Continuous Quality Improvement (SCQI), Sematech Standard Quality Assessment (SSQA), Supply Chain Risk Assessment (SCRA), or other quality improvement programs, along with management review meetings to monitor Seller's performance towards continuous improvement goals.

     C. Seller shall work with Buyer to collect and analyze data through Buyer's automated data collection system and/or other data available to Seller and recommend corrections or improvements to Equipment.

8.   ESCALATION

     A. Seller will provide telephone Technical Support on a * * * hours per day, * * * days per week, * * * per year with a * * * pager telephone response basis. Seller will also provide an escalation list with the phone numbers of at least three senior technical personnel. If a problem occurs with a piece of Seller's Equipment, Buyer shall immediately call Seller's Technical Support (or escalation list, if necessary).

     B. If a problem with Equipment cannot be resolved by Buyer's personnel within * * * of such a call, Seller will have service personnel on Buyer's site within * * * or within * * * if an extended service contract is in place.

     C. If the problem is still unresolved * * * after the initial call, Seller shall dispatch at least one additional senior (Level III) field service engineer to the site.

     D. If the problem is still unresolved * * * after the initial call, Seller Management updates Buyer with repair status every * * * until equipment is returned to production. The previously agreed plan of action is reviewed, updated and modified as required. If the problem is still unresolved, the Seller shall dispatch a team of Process, Hardware, and Software experts from Seller Engineering/Design group. Such persons shall travel by the most expeditious route at Seller's expense.

     E. A post mortem report is required for all equipment down over * * *. Seller's Field Service Manager is responsible for scheduling a post mortem meeting with the Buyer after the "Escalated" problem is resolved. The Seller report will include, but is not limited to, documenting the root cause , plan of action, any future preventive actions, a summary of the daily activities noting parts used, their effect on the problem, and any change to the plan of action.


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

     F. These levels of escalation will be provided at no cost during the warranty period.

9.   TECHNICAL EXPERTISE

     A. In order to be considered a Level III Field Service Engineer (FSE), the individual must meet all of the following requirements:

          i. At least six months experience working with the model(s) of equipment being supported under this Agreement. Experience levels short of six months will result in the Seller providing the individual at no cost to Buyer. Seller will work with Buyer's training and documentation representative to develop and produce a training plan, which will raise this individual to Level III status.

          ii. The ability to demonstrate proficiency in all of the tasks listed in applicable factory-specific service Scopes of Work.

          iii. Any other factory-specific requirements as agreed to in writing.

          iv. Seller personnel used to install new equipment or relocate existing equipment must be Skill Certified Level III.

          v. ON SITE and OFF SITE Field Service Engineers must be Skill Certified LEVEL III, as per Curriculum Section Addendum J.

          vi. ON SITE FIELD SERVICE ENGINEER (OSFSE) - The OSFSE will be responsible for the management and supervision of Seller's team of Field Service Engineer (FSE's) and other personnel utilized in the performance of this Agreement. The OSFSE will be a primary communication link from Buyer's factory to Seller, and will participate in Buyer's various equipment improvement teams, and management reviews as requested. The OSFSE must be a certified Level III (as per Section Addendum J of this Agreement) and will deliver on-the-job training and formal training per Specification 20-254 section 4.7 to maintain and improve the skills of the FSE's and Buyer's factory personnel assigned to Seller's equipment. The OSFSE must report equipment performance MTBA, MTBF, Utilization, Outs per system, Spares usage, and PM PAS, weekly to responsible Process/Equipment Engineer, Site Supplier Management Team and Buyer, as well as performance against schedule (PAS) for any agreed to service objectives or issues and plans. The OSFSE shall be responsible for resolving any Seller personnel-related discipline issues. However, Buyer reserves the right to request the immediate removal of any Seller personnel who are in breach of any laws, regulations, or provisions of this Agreement.

          vii. OFF SITE FIELD SERVICE ENGINEER (OFSFSE) - OFSFSE must be Level III certified as per Section Addendum J of this agreement. FSE's must maintain and repair the equipment listed with in this contract or factory specific Scope of Work. The FSE's on shift will be coordinated through Buyer's Shift Technical Supervisor or Manager

     B. Upon request, Seller shall furnish evidence of any and all On Site Field Service Engineer (OSFSE) or Off Site Field Service Engineer (OFSFSE) credentials with respect to being a Level III, as defined in this section. Buyer shall have the right to audit any such evidence, including, but not limited to, the right to interview and any of Seller's personnel designated for the performance of applicable factory-specific service Scope of Work or equipment associated as noted in this agreement.

     C. Buyer must maintain all training and certification records for all Field Service Engineers. As part of Buyer's ISO 9002 certification process, Seller may be requested to provide information regarding Buyer in-house training or current calibration records for all applicable hand tools, and current listing of all manuals, including revision number.

     D. If any of Seller's personnel assigned to any factory-specific service Scope of Work, upon commencement of work at Buyer's factory, are not Level III as defined in this Section, Buyer may choose from one of the remedies listed below. Such remedies will apply only to the individual personnel in question and will be in effect only until such time as Seller can prove that such personnel have met the requirements to be "Level III."

          i. The individual is removed from Buyer's factory and replaced by a "Level III." Or,

          ii. The individual shall be paid-for at 50% of the rate established in this Agreement and an agreed Seller-developed training plan will be established for that individual. Or,

          iii. The individual may remain but shall be supplemented at no charge by an additional Seller personnel who is Level III certified Or,

          iv. Buyer may cancel the portion of the applicable factory-specific service Scope of Work equal to the number of individuals who are not Level III, with no cancellation liability.

          v. Withhold 20% of final equipment payment, until Field Service Engineer is Level III certified.

10.  OTHER SELLER RESPONSIBILITIES

     A. Seller must provide both Preventive Maintenance (PM) and Corrective Maintenance (CM) support to mutually agreed procedures, which are defined in Buyer's PM Specifications. Should a situation arise where multiple procedures exist, Buyer's procedures will be executed by default.

     B.   FSE's must participate and contribute to Buyer factory support teams.

     C.   FSE must be Performance Base Equipment Training (PBET) certified.

     D. FSE will provide training described in 20-254 Training Requirements to support Buyer's maintenance capability.

     E. Modifications and/or procedural changes recommended by Seller will be implemented only as defined by Buyer's Change Control Procedures.

     F. Seller must work with Buyer to develop, test, and proliferate Continuous Improvement Projects (CIP) needed to meet or exceed the Corporate Purchase Agreement and Corporate Purchase Specification requirements.

     G. Seller will provide documented and demonstrated Response Flow Checklists (RFCs) for equipment troubleshooting and repair of the common failures from the reliability growth testing.

     H. Seller will provide documented and demonstrated equipment maintenance and repair procedures. These Best Known Method (BKM) or Copy Exactly
          (CE) established procedures must be designed or intended to minimize equipment downtime and parts consumption. The Buyer, using Buyer validation approval systems, must approve all Seller BKM or CE procedures.

     I. Seller must adhere to all Buyer safety and ergonomic requirements identify tool-related safety and ergonomic issues (both actual and potential) and work on solutions to resolve identified issues.

     J. Seller is responsible for FSE training, tracking and competency in all Buyers safety requirements, as per Section Addendum J. This is inclusive of any and all work performed by the Sellers FSE, at the Buyers sites.

     K. Seller must help develop and execute activities to reduce scrap and unit losses and unscheduled downtime incidents.

     L. Seller must provide an effective communication link between Buyer and Seller's factory.

     M. Seller shall generate Predictive Maintenance schedules and metrics to measure their impact as applicable.

     N. Should Seller have non-English speaking FSE's on site, Seller shall provide adequate bi-lingual support for translation.

     O. As team member, Seller personnel shall function as proficient maintenance technicians, to comply with Buyers in-house procedures, while at the same time utilizing Seller knowledge to maintain equipment and offering suggestions on improved methodology for achievement of cost effective output increases.

     P. Seller shall provide Buyer with all Equipment-specific tools (one set per site).

11.  BUYER RESPONSIBILITIES

     A. Buyer shall provide work area for Seller's contracted on site FSE employees in the maintenance shop Additional Office space shall be determined by local factory conditions.

     B. Buyer shall provide access to Equipment for preventative maintenance or repair.

     C. Buyer shall provide factory contacts to define priorities and assist in resolving disputes and disciplinary issues.

     D.   Buyer shall provide access to facility and Equipment documentation.

     E.   Buyer shall provide a schedule of holidays and shutdowns.

                                   ADDENDUM B

                      ALCOHOL/DRUG-FREE WORKPLACE DIRECTIVE

Intel is committed to fulfilling its legal and ethical responsibility to maintain a safe and efficient working environment on Intel premises. Supplier's drug and alcohol program shall be at least as stringent as Intel's. This means that at a minimum, Supplier shall ensure that all Contractors assigned to Intel premises shall pass a screen test (urine analysis) for drugs per the schedule outlined below within seventy-two (72) hours after the Supplier has identified the Contractor to be assigned to Intel. For purposes of this Addendum B, the term "Contractor" refers to Supplier's employees or subcontractors providing Services to Buyer under the Agreement. Any Contractor who does not successfully pass the screen test within such seventy two (72) hour period will be barred access to all Intel facilities. In addition, when Intel has a reasonable suspicion that a Contractor is under the influence of alcohol or drugs in violation of Intel's standards, Supplier shall, at Intel's request, either perform immediate drug and alcohol testing of any Contractor so assigned, or shall remove the Contractor from the Intel premises.

If a Contractor tests positive, that Contractor will be denied access to Intel premises and Intel will require return of that Contractor's security badge immediately. In addition, a corporate-wide "no-access" notation will be placed in the Intel corporate security database and no Application for Waiver will be considered by Intel.

Supplier will be responsible for all testing and for maintaining of records for its Contractors. Supplier will also be responsible for prompt notification and removal of any Contractor found to be in violation of Buyer's Alcohol and Drug-Free Workplace Directive. This includes retrieving the Contractor's badge (including duplicate picture badges, Fab, AT, or other specialty access or permit badges and other property movement badges) and other Intel property, and depositing same at the nearest Intel security post.


Also, Intel may, at its option, exercise its right to audit Supplier's personnel records related to compliance with Intel's Drug and Alcohol Directive to ensure that federally certified laboratories are being used and appropriate procedures are adhered to.


                            SCREENING METHOD CUTOFF   CONFIRMATION METHOD CUTOFF
DRUGS                       (IMMUNOASSAY)             (GC/MS)
-----                       -----------------------   --------------------------
Amphetamines                1000 ng/ml                500 ng/ml

Cannabinoids                  50 ng/ml                 15 ng/ml

Cocaine                      300 ng/ml                150 ng/ml

Opiates                      300 ng/ml                300 ng/ml

Phencyclidine                 25 ng/ml                 25 ng/ml

                                   ADDENDUM C

                          PROTECTION OF INTEL'S ASSETS

Supplier agrees to safeguard Intel's classified (i.e., Intel Confidential, Intel Secret, Intel Restricted Secret and Intel Top Secret) and proprietary information set out in the body of the parties' Agreement and relevant Unescorted Access Application forms for badges. Supplier also agrees to use and apply Intel's information protection methods stated below in this Addendum in the performance of Supplier's work. Supplier agrees that this performance standard applies to all Intel classified and proprietary information, regardless of the medium (Intel's or Supplier's) in or on which it is retained or communicated and to software that is licensed by Intel for its internal use.

Supplier is not automatically granted access to Intel classified and proprietary information, networks or software. However, authorization to use or access Intel information, software, or telecommunications may be granted by the Intel information owner if access is necessary and directly related to Supplier's scope of work or duties. Unless specifically authorized, Supplier may not use or access Intel classified or proprietary information that may be happened upon or inadvertently discovered while performing work under this Agreement. Neither may a Supplier or Supplier's employee control an Intranet web site at Intel.

Supplier shall not modify Intel classified or proprietary information, software, hardware, or telecommunications without the explicit permission of the Intel employee responsible for the resource, with the exception of contract-related requirements or resources that allow for individual customization (e.g., Microsoft Windows user features). The Supplier's employees, agents, or subcontractors may not disclose Intel classified or proprietary information to their co-workers, except for disclosure to those similarly bound to protect Intel's intellectual property with a need to know to fulfill this Agreement.


                      INTEL INFORMATION PROTECTION METHODS

This section outlines the Intel's minimum requirements for protection methods for all Intel classified or proprietary information and software that the Supplier's personnel may come in contact with. Intel recognizes that the correct and proper protection of its information rests with its employees and Suppliers who have been authorized access. FAILURE TO COMPLY WITH THESE REQUIREMENTS WILL PROVIDE GROUNDS FOR IMMEDIATE TERMINATION OF THIS AGREEMENT BY INTEL. Periodic updates to these protection methods can be found on Intel's internal web at:

                  URL HTTP://WWW-INFOSEC.FM.INTEL.COM/POLICIES/


Upon reaching the above web site, refer to Policies for Employees and Procedures for Employees. These protection methods may also be obtained through your purchasing representative.

For further information or questions, contact your Intel management sponsor.

                                   ADDENDUM D
                     EQUIPMENT SPECIFIC TERMS AND CONDITIONS

--------------------------- ----------- ---------- ---------------- ------------ ----------------
DESCRIPTION                 MODEL #     SPEC #     VOLUME           PRICE        LEADTIME
--------------------------- ----------- ---------- ---------------- ------------ ----------------

--------------------------- ----------- ---------- ---------------- ------------ ----------------

--------------------------- ----------- ---------- ---------------- ------------ ----------------

                                   ADDENDUM E

                     TRAINING AND DOCUMENTATION REQUIREMENTS

     (a) The governing specification 20-254 revision XX can be found at http://tmgt.intel.com/ttetools/index.htm in the table "BKM Name" entitled "20-254 Spec".

                                   ADDENDUM F

                             SPARE PARTS PRICE LIST

List the top 80% (by dollar volume) of spare parts to be used over the life of the Equipment as Kit Level 1. Remaining spares should be listed as Kit Level 2.

1.   NON-CONSUMABLE PARTS LIST

-------------------------------------------------------------------------------------------------------------
                                                                  Repair cost
                                                       Leadtime   (NA if not     Repair     Kit
Description   Intel Part #   Supplier Part #   Price    (days)    repairable    Leadtime   Level   OEM Part #
-----------   ------------   ---------------   -----   --------   -----------   --------   -----   ----------

-----------   ------------   ---------------   -----   --------   -----------   --------   -----   ----------

-----------   ------------   ---------------   -----   --------   -----------   --------   -----   ----------


2.   CONSUMABLE PARTS LIST

-----------   ------------   ---------------   -----   --------   -----------   -----   ----------
                                                       Leadtime     Annual       Kit
Description   Intel Part #   Supplier Part #   Price    (days)    consumption   Level   OEM Part #
-----------   ------------   ---------------   -----   --------   -----------   -----   ----------

-----------   ------------   ---------------   -----   --------   -----------   -----   ----------

-----------   ------------   ---------------   -----   --------   -----------   -----   ----------


3.   SPARES KIT PRICE

---------------------   ------------   ---------------   --------
                                                         Leadtime
Kit Level Description   Intel Part #   Supplier Part #     Price
---------------------   ------------   ---------------   --------

---------------------   ------------   ---------------   --------

---------------------   ------------   ---------------   --------

                                   ADDENDUM G
                        PRICING FOR SERVICES AND TRAINING

1.   SERVICES

-------------------------------------------------------------------------------------
Service level              US          Ireland    Malaysia    Philippines  Costa Rica
-------------------------- ----------- ---------- ----------- ------------ ----------
24x7 w 4hr response
-------------------------- ----------- ---------- ----------- ------------ ----------
8x5 w 4hr response
-------------------------- ----------- ---------- ----------- ------------ ----------
Onsite FSE (40 hours/wk)
-------------------------- ----------- ---------- ----------- ------------ ----------
Hourly Rate FSE
-------------------------- ----------- ---------- ----------- ------------ ----------
Warranty Extension
(24x7 w 4 hour response
and parts repair)
-------------------------- ----------- ---------- ----------- ------------ ----------
Onsite Applications
Engineer (40hrs/wk)
-------------------------- ----------- ---------- ----------- ------------ ----------
Hourly Rate Applications
Engineer
-------------------------- ----------- ---------- ----------- ------------ ----------


TRAVEL/RELATED EXPENSES: Where applicable, no reimbursement for travel and travel-related expenses will be made by Intel for such expenses in excess of Intel's Travel Service guidelines. Travel arrangements and/or guidelines will be furnished to Supplier upon request.

2.   TRAINING

(a) Buyer's training and documentation representative may audit each class once per year as described in 20-254 at no cost.

(b) Seller will provide one (1) pilot delivery for each training class described in 20-254 to the Buyer for up to six (6) students at no cost.

(c) Seller will provide a Training Tool during all training sessions that will reside in North America, or Europe, or East Asia.

(d) Seller will deliver On-Buyer site classes to meet factory shift requirements 7 days per week.

(e)  One (1) day equals eight (8) hours of instruction time.

(f) Seller is responsible for all travel, lodging expenses, and per diem for Seller's instructor.

(g)  Course cancellation policy

     - Buyer has the right to cancel any confirmed class up to "5" business days prior to class start date without penalty. If the Buyer cancels the confirmed class within "5" days prior to class start date, the Buyer will pay actual documented incurred cost.

     - Seller has the right to cancel any confirmed class up to "10" business days prior to class start date without penalty. If the Seller cancels the confirmed class within "10" business days or misses the confirmed class date, the Seller will deliver the next class at no cost.

(h)  A/T Course Training Cost:

     - On Buyer's site cost per class (containing up to six (6) students) equals $500.00 multiplied by the number of course days.

     - On Seller's site cost per class (containing up to six (6) students) equals $500.00 multiplied by the number of course days.

                                   ADDENDUM H

                          THIRD PARTY TECHNOLOGY ESCROW

A. Upon the request of Buyer, Seller will, at its sole cost and expense, deposit copies in electronic format of any and all engineering drawings, proprietary information, technical documentation, know how, specifications and the like, as may be required by Buyer for the support, operation, maintenance and manufactured of all Items by Buyer, or a third party contractor of Buyer, ("Deposit") with a third party escrow holder ("Escrow Holder") approved in advance by Buyer. As a condition to approval by Buyer, the Escrow Holder must be generally engaged in the business of acting as an Intellectual property escrow holder and if required by law, licensed to act in such capacity. The escrow agreement for the Deposit shall name Buyer as beneficiary and shall provide for the release of the Deposit to Buyer upon the occurrence of any of the following release conditions ("Release Conditions"):

     (1) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced by or against Seller, and if such case or proceeding is not commenced by Seller, it is not dismissed within sixty (60) days from the filing thereof; or

     (2) Seller fails to continue to do business in the ordinary course, as such business relates to the goods and services to be provided under this Agreement; or

     (3) Seller becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; or

     (4) Seller applies for or consents to the appointment of a trustee, receiver or other custodian for Seller, or makes a general assignment for the benefit of its creditors; or

     (5) Seller is unable or unwilling to perform its obligations under the Agreement due to a condition set forth above for a period of sixty
          (60) days or more; or

     (6) Seller breaches any of its service obligations under the Agreement including, but not limited to, maintenance, repair, continuous improvement, upgrades and modifications of Items and does not cure such breach within sixty (60) days after receiving written notice thereof by Buyer.

B. Upon the release of the Deposit to Buyer, Seller grants to Buyer a non-exclusive, world-wide, irrevocable, fully paid up, royalty-free, perpetual license under Seller's Intellectual Property (including trade secrets, copyrights and patents, if any) embodied in the Deposit to: (i) use, reproduce, display, perform, make derivative works of, incorporate in Items and distribute internally but solely in conjunction with the maintenance, repair, improvement, upgrade and modification of Items by Buyer, or a third party contractor of Buyer, and (ii) to make, have made, use, sell, offer to sell or import Items which employ or incorporate Seller's Intellectual Property for use internally by Buyer. Buyer shall be required to maintain the confidentiality of the released materials while in its possession. Upon written request of Seller, at such time as Seller shall have remedied the Release Conditions under which the Deposit was released to Buyer, Buyer shall promptly return the Deposit to the Escrow Holder. At such time, the license granted above shall terminate, except for any license granted to a third party by Buyer for the unexpired portion of any existing agreement with the third party or any use or right exercised by Buyer during the period that Buyer was in possession of the Deposit.

                                   ADDENDUM I

                     SPARE PARTS CONSIGNED INVENTORY PROGRAM

1.   SCOPE

     1.1. Purpose: The purpose of the Consignment Program is to give each of Buyer's Sites ("Site or Sites") the option to maintain a Consignment Inventory of Non-consumable Spare Parts ("Parts"), both repairable and non-repairable, in order to improve Parts support and reduce response time for replacement of Parts.

     1.2. Election to Participate: If a Site elects to participate in the Consignment Program, it shall provide written notice to Seller of the Site's election to participate. Such notice shall reference the Agreement and this Amendment.

2.   CONSIGNED INVENTORY

     2.1. For purposes of this Addendum, "Consigned Inventory" shall mean inventory owned by Seller and delivered to a Site for Buyer's specific use.

     2.2. The parties shall agree in writing to the Parts that will be included in the Consigned Inventory and appropriate stocking levels.

     2.3. Title to all Parts in the Consignment Inventory is and shall remain in Seller until the Parts are issued from the Consignment Inventory to the Buyer.

3.   METHODOLOGY

     3.1. CONSIGNED INVENTORY PREREQUISITE

          3.1.1. Consigned Inventory will be stocked at the Site.

          3.1.2. Buyer shall provide a perpetual inventory system for record keeping and internal control of the Consigned Inventory, offering a continuous check and control over inventories as well as immediate data concerning inventory position.

          3.1.3. At Buyer's discretion, all preventative maintenance (PM) kits/Parts shall be included in Consigned Inventory.

          3.1.4. All Parts in the Consigned Inventory will be set-up with auto-order status.

     3.2. PROCEDURE FOR ADDING PARTS TO CONSIGNED INVENTORY

          3.2.1. In order to add new Parts to Consigned Inventory and Buyer's inventory system, or to change descriptions and/or Part numbers of Parts in the Consigned Inventory already existing in Buyer's inventory system, changes must be agreed in writing by the parties.

          3.2.2. Seller will coordinate with Buyer to create an inventory stores location for newly added Parts with excessive space requirements and for any consigned Parts that require special handling characteristics, i.e. items to remain in original shipping containers, chemicals, special unit of measure items, etc.

          3.2.3. The Buyer's stocking and perpetual inventory system will be the definitive system of record.

          3.2.4. Consigned Inventory will be coded as "consignment" within the Buyer's inventory system.

     3.3. SHIPMENT PURCHASE ORDER AND INVOICE PROCESS

          3.3.1. Seller will ship Consigned Inventory to the address specified on the Purchase Order in packages clearly marked with Purchase Order number, Purchase Order line item number and quantity shipped.

          3.3.2. As Consigned Inventory is consumed by Buyer, a replenishment Purchase Order will be generated. Seller will ship replenishment consigned Parts to Buyer against that replenishment Purchase Order. Seller will invoice for consumed consigned Parts against the replenishment Purchase Order.

          3.3.3. Seller will mail invoices for consumed consigned Parts to Buyer's accounts payable.

          3.3.4. Seller will ship Consigned Inventory replenishment Parts according to Purchase Order specifications. Seller will pay all shipping, freight, customs, and related charges ("shipping charges") associated with delivering the Parts to the Site. Buyer will pay all shipping charges associated with returning the Parts to Seller. Seller will pay all shipping charges associated with returning any excess Parts that Seller requested or otherwise caused in an excess of target stocking levels.

          3.3.5. Door to Door shipments will be used in the case of machine downs. Seller will notify Buyer with expedited shipping details.

          3.3.6. Incoming Consigned Inventory shall be received and shelved into inventory by Buyer's stockroom.

          3.3.7. Seller must be notified immediately when Buyer discovers any material receipt discrepancies on a shipment from Seller

          3.3.8. Lead-time and OTD requirements as agreed in the Agreement shall apply in all respects to Part replenishment orders.

     3.4. ISSUE REPORTS AND TRACKING PROCESS

          3.4.1. Buyer shall issue a Consigned Inventory usage report upon request from Seller but not more than once per week or as agreed in writing by the parties.

                 3.4.1.1. The usage report will include Seller Part number, description, date issued, quantity consumed (by part number), quantity on-hand and outstanding Purchase Orders.

     3.5. RETURNS TO STOCK

          3.5.1. Returns to stock of Parts deemed in like new condition shall be separated from Consigned Inventory and will continue to be Buyer owned. Buyer owned inventory of Parts will be consumed prior to issuing Consigned Inventory.

                 3.5.1.1. Buyer's inventory management system does not permit
                          "any" returns to Consigned Inventory.

          3.5.2. It is the responsibility of the Buyer and Seller to research any specific discrepancies with returns to stock.

          3.5.3. It is the responsibility of the Buyer to inform all stores personnel of proper procedures in the Consigned Inventory program and intervene as issues arise.

     3.6. AUDITS AND CYCLE COUNTS

          3.6.1. Buyer and Seller will jointly conduct an initial audit to verify receipt of the Parts and prepare an accurate list of the Parts which comprise the initial Consignment Inventory. If the initial audit reveals discrepancies between the inventory received and the target stocking level, such discrepancies will be resolved promptly.

          3.6.2.  Seller has the right to audit Consigned Inventory with thirty
                  (30) days advance notice to Buyer, on a mutually agreed to date, and shall perform a complete audit at least once per calendar year. Buyer reserves the right to participate in these audits. The financial responsibility resulting in any discrepancies of the Consigned Inventory shall be negotiated in good faith by the parties. Audit results will be published within 3 business days to the Buyer.

     3.7  PHYSICAL PROTECTION OF INVENTORY

          3.7.1. Buyer will take reasonable precautions to protect Consigned Inventory. Buyer shall be responsible for loss of and damage to Parts physically located at a Site except for (1) loss or damages caused by Seller's personnel or representatives or (2) normal deterioration of the Parts or components of such Parts.

     3.8. RETURNING CONSIGNED INVENTORY TO SELLER

          3.8.1. Unused Consigned Inventory may be returned to Seller at any time.

          3.8.2. Buyer will return to Seller any defective Consigned Inventory. Seller will replace defective part at no cost to Buyer.

4.   PRICING

     4.1. Spare Part pricing shall follow the pricing agreement specified in the Agreement. Non-consumable spares for equipment under warranty will be stocked at no charge to Buyer.

     4.2. Buyer will issue a debit memo for any mutually agreed to Parts where ownership is transferred from Buyer to Seller.

5.   TERMINATION OF CONSIGNMENT PROGRAM

     5.1 Buyer may, upon ninety (90) days written notice terminate all or entire system platform type of the Consignment Program (including eliminating specific Parts from the consignment inventory) at its sole convenience. Prior to returning Parts relating to the terminated portion of the Consignment Program, the parties will jointly conduct a final audit. Any discrepancies found during the final audit will be corrected in accordance with the Site's then-current cycle count and stock correction procedures.

                                   ADDENDUM J

                       FSE CURRICULUM SUMMARY AND PRICING

              (INCLUDES BUT NOT LIMITED TO THE SKILLS OR ACTIVITIES
         LISTED BELOW) (SKILLS AND EXPECTATIONS ARE GENERIC AND MAY VARY
                       DEPENDING UPON TOOL APPLICABILITY)

                 FIELD SERVICE ENGINEER SKILLS AND EXPECTATIONS:

     Apply appropriate equipment specific safety procedures rigorously. Identify and describe hazards and safety procedures for acids, solvents, pressurized and inert gases, cryogenics related to the equipment set. Describe the mechanical, electrical (EEW), vacuum, pneumatic, hydraulic, and thermal hazards and the associated safety procedures for the equipment set. Apply ergonomically correct methods for lifting and handling of equipment and equipment components. Recognize and describe the use of emergency shut off switches, interlocks and valves for the machines in the equipment cluster/set. Describe the correct hot work safety procedures. Correctly handle reactive gases, acids, solvents, pressurized and inert gases at point of use, specific to the equipment set. Describe MDA and safety system leak detection. Use PM checklists correctly. Enter necessary equipment data into CEPT, or equivalent system, correctly including sub-assembly and repair data. Generate CEPT status reports. Use MS Word to edit specs. Use station controller appropriately to handle PMs and software. Access stores ordering system to obtain necessary spares and other parts. Perform daily and weekly PMs as defined for equipment set. Recognize and react accordingly to alarms and error codes. Display knowledge of software and controls specific to the process tools in the equipment set. Ensure machine quality standards are met before returning machine back to production by performing appropriate monitors. Use simple measurement tools in a documented procedure. Use basic hand tools properly as defined for the equipment group. Perform automatic system alignments/adjustments per specifications. Run standard machine monitors. Operate optical measurement equipment. Assist in major PMs. Perform weekly maintenance based on data. Demonstrate knowledge of facilities and sub-systems of the process tools in the equipment set. Attain basic theoretical knowledge of the equipment in the set. Understand the impact of the equipment variables on the process. Certified to perform CPR and First Aid, has received Electrical Safety Training, (if in U.S. must meet OSHA Requirements), has read and understands Intel Electrical Safety Procedures, understands Control of Hazardous Energies and Lock Out Tag Out (LOTO) procedures.

     Update PM checklists with expert supervision. Demonstrate proficiency in electrical skills with regard to working within EEW procedures. Troubleshoot basic transport problems i.e. shuttle cassette not sitting on elevator properly. Make decisions involving interactions of facility and sub-assembly. Perform monthly and quarterly PMs as defined for equipment. Perform tasks according to safety system requirements. Use data acquisition station controllers. Interpret CEPT data to solve problems. Use spreadsheets and operating systems. Troubleshoot standard station controller problems (if required). Maintain equipment as certified from supplier operations and maintenance classes. Troubleshoot using complex RFCs and schematics. Know how all sub-systems are integrated. Assist with improvements and upgrades. Participate in RFC development.

     Suggest and maintain safety improvements. Maintain equipment as certified by supplier and maintenance and troubleshooting classes. Interact with suppliers and support groups. Write PM specifications and RFCs. Apply advanced troubleshooting methods. Participate as the experts in the implementation of equipment improvements. Work with suppliers and facilities to install new equipment. Perform semi-annual and annual PMs.

                                   ADDENDUM K

                               NEGOTIATED CHANGES


GENERAL TERMS AND CONDITIONS OF PURCHASE AGREEMENT

1.   DEFINITIONS

DELETE

     A. "CONSUMABLE" means a part whose life expectancy and mode of failure is known or predictable during the normal operation of the Equipment and that should meet the normal attributes of schedulable and predictable demand and life expectancy of less than * * *.

CHANGE

     B. "CUSTOM ITEMS" means semiconductor device probe cards (Sort Interface Units) that incorporate MicroSpring(TM) contacts and which substantially meet the requirements set forth in Addendums M and N hereto and that are designed to test microprocessors or microprocessor chip sets or flash memory products.

DELETE

     C. "CONSIGNMENT" means any spare part owned by the Seller which Buyer chooses to hold on-site, or Seller holds offsite, at Buyer's discretion, to help Seller meet the Equipment availability requirements or productivity as defined in the Purchase Spec.

CHANGE

     D.   "Equipment" = "Custom Items".

DELETE

     E. "FACILITIZATION" means placement and rough hook-up of electrical, gas, and vacuum utilities to the Items.

CHANGE

     F. "FORECAST(s)" means the quantity of Items that Buyer reasonably anticipates it may purchase during a specified time on a per-Design basis.

CHANGE

     H.   "Items" = "Custom Items".

CHANGE

     I. "LEAD-TIME" means the agreed number of calendar weeks or days from the date a Release is issued for an Item to the date the Item is to be received by the BUYER.

DELETE

     J. "NON-CONSUMABLE" means a Spare Parts that is not replaced routinely and has an unpredictable life expectancy and that is typically replaced or repaired due to failures or deteriorating performance (quality and output).

CHANGE

     L. "PURCHASE SPEC" means the agreed Custom Item Procurement Specification as set forth in Addendums M and N for each Custom Item model to be purchased pursuant to this Agreement.

CHANGE

     M. "RELEASE" means Buyer's purchase order or change order to deliver a definite quantity of Custom Items or to provide Services to a specified schedule which is accepted in accordance with the terms of this Agreement. Technical specifications of Custom Items ordered under a Release are set forth in the Procurement and Subassembly/Electrical Specifications of Addendum M and N.


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

DELETE

     O.   "SPARE PART(s)" mean Consumable and/or Non-Consumable Spare Parts.

ADD

     P. "BUYER'S DESIGNS" means the layout(s) of MicroSpring(TM) contacts on Custom Items provided by Buyer.

ADD

     Q. "MICROSPRING(TM) "CONTACTS" means Seller's proprietary resilient contact structures.

ADD

     R.   "SIU" ( SORT INTERFACE UNIT) means the Custom Item.

ADD

     S.   "TRAINING" means training described in the 20-254 Training
          Requirements.

ADD

     T.   "F.C.A." means free carrier as defined in the January 1, 2000
          Incoterms.

3.   PRICING

CHANGE

     A. Prices for Items, Training and Services set forth herein shall remain fixed or decline THROUGH 12-31-01 unless agreed otherwise in writing by the parties.

CHANGE

     B. Through the term of this Agreement and any extensions thereto, Seller warrants to Buyer that the prices set forth in this Agreement or any addendum or amendment, in conjunction with the discounts offered herein for Items and Services reflect the Seller's lowest price charged any customer of Seller for products with similar complexities and volumes as the Items ("Comparable Items") or services equivalent to Services ("Comparable Services"), except for Promotional Offers. "Promotional Offers" means, in aggregate, Seller's disposal of up to * * * Comparable Items per customer or prospective customer. If Seller sells any Comparable Item or provides Comparable Services to any other customer at a price less than the price set forth in this Agreement or any addendum or amendment, except Promotional Offers, Seller shall adjust the prices for any Item or Service invoiced by Seller and unpaid by Buyer within the payment period set forth in Section 4E of this Agreement to reflect the lower price. In the event the Seller offers a lower price either as a general price drop or to specific customer(s) for reasons other than Promotional Offers, Seller shall immediately notify Buyer of the lower price and adjust Buyer's pricing in future invoices or invoices issued but unpaid invoices within the payment period set forth in Section 4E of this Agreement to meet the new pricing structure. Each of the above adjustments and the rebate shall be calculated from the date a third party auditor determines the Comparable Item or Comparable Service were sold at a lower price, in accordance with the procedures of Section 3C below.

CHANGE

     C. Buyer reserves the right to have Seller's records inspected and audited to ensure compliance with this Agreement. Such audit will be performed by an independent third party, selected by mutual agreement AND SHALL BE ONE OF THE BIG 8 ACCOUNTING FIRMS, at Buyer's expense. SHOULD BUYER AND SELLER NOT AGREE ON WHICH OF THE BIG 8 FIRMS, TO PERFORM THE AUDIT, THEN ONE SHALL BE RANDOMLY PICKED OUT OF A HAT. The audit shall not be performed more than ONE (1) TIME PER YEAR and should be conducted during Seller's normal business hours. Buyer will provide Seller with reasonable advance notice prior to the audit. Seller will provide auditor with information necessary for Buyer to verify Seller's compliance with Section 3B of this Agreement. The audit will assume all Items sold under this Agreement are custom Items unless otherwise specified in this Agreement.

          (ii) If discrepancies are found during the audit and price adjustments are required to be paid by the Seller to the Buyer, Seller shall reimburse Buyer for all costs associated with the audit, * * * covering the price adjustments


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

          * * *. The results of such audit shall be kept confidential by the auditor and, if conducted by a third party, only Seller's failures to abide by the obligations of this Agreement shall be reported to Buyer.

DELETE

     D. Applicable taxes and other charges such as duties, customs, tariffs, imposts, and government imposed surcharges shall be paid for by Seller without reimbursement from Buyer as part of the purchase price for Items and Services. In the event that Buyer is prohibited by law from remitting payments to the Seller unless Buyer deducts or withholds taxes therefrom on behalf of the local taxing jurisdiction, then Buyer shall duly withhold such taxes and shall remit the remaining net invoice amount to the Seller. Buyer shall not reimburse Seller for the amount of such taxes withheld.

CHANGE

     F. All prices are in U.S. dollars AND ARE QUOTED F.C.A. SELLER'S DOCK IN LIVERMORE, CA. However, notwithstanding anything else set forth in Incoterms 2000 or elsewhere, prices for Items are exclusive of, and Buyer shall pay, all shipping costs, taxes and other charges such as duties, customs, tariffs, imposts, and government imposed surcharges.

CHANGE

     G. Seller shall provide Seller's annual audited financial statements and independent auditors' opinion to Buyer within * * * (* * *) months of the Seller's fiscal year-end date, UNTIL SUCH TIME SELLER BECOMES A PUBLIC CORPORATION

4.   INVOICING AND PAYMENT.

DELETE:

     A. Prompt payment discounts will be computed from the latest of: (i) the scheduled delivery date; (ii) the date of actual delivery; or (iii) the date a properly filled out original invoice or packing list is received. Payment is made when Buyer's check is mailed or EDI funds transfer initiated.

CHANGE

          B. Original hard-copy invoices shall be mailed or delivered by OTHER DELIVERY METHOD. Invoices shall include: Purchase Agreement number from the Release, purchase order number, line item number, Release number, part number, complete bill to address, description of Items, quantities, Buyer part number, listing of and dates of Services provided, unit prices and extended totals in U.S. dollars. Any applicable taxes or other charges such as duties, customs, tariffs, imposts and government imposed surcharges shall be stated separately on Seller's invoice. Payment of an invoice shall not constitute acceptance of the Item or Service.

DELETE

          B. (i) * * *, BUYER ASSUMES ALL RISK AFTER ITEMS ARE PICKED UP FOB SELLER'S DOCK BY BUYER DESIGNATED CARRIER.

DELETE

     D. Except for each new Equipment model, payment on Equipment shall be as follows: * * * percent (* * *%) net * * * (* * *) days from ship date;
          * * * percent (* * *%) net * * * (* * *) days from the final acceptance date. If final acceptance of the Equipment is delayed beyond * * * (* * *) days from the date of shipment due to no fault of the Seller, Buyer will pay the balance of * * * percent (* * *%) net
          * * * (* * *) days from the date of shipment. On each Equipment model that Buyer purchases for the first time, payment shall be * * * percent (* * *%) net * * * (* * *) days from shipment; * * * percent (* * *%) net * * * (* * *) days from the final acceptance date.
          Seller shall submit Buyer acceptance certificate or non-acceptance certificate at completion of final acceptance tests.

CHANGE:

     E. CUSTOM ITEMS AND SERVICES (INCLUDING * * * CHARGES) WILL BE INVOICED AT * * *% NET * * * FROM DATE OF SHIPMENT OR DATES OF SERVICE. SHIPMENT OF CUSTOM ITEMS TAKES EFFECT ON THE DAY THEY ARE COLLECTED BY BUYER'S AUTHORIZED CARRIER.


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*** Confidential treatment has been requested for portions of this exhibit.
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request. Omissions are designated as *****. A complete version of this exhibit
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

CHANGE

     F. Seller agrees to invoice Buyer no later than * * * (* * *) days after completion of Services or the delivery of Item(s) FCA SELLER'S DOCK. Buyer will not be obligated to make payment against any invoices submitted after such period. In addition, if Seller exceeds * * * without providing written documentation with the purpose to collect payment on any invoice, Buyer shall not be obligated to make payment against such invoice regardless of initial invoice submittal.

5.   TERMINATION FOR CONVENIENCE.

CHANGE

     A. Buyer may terminate any Release placed hereunder, in whole or in part, at any time for its sole convenience by giving written notice of termination to Seller. Upon Seller's receipt of such notice, Seller shall, unless otherwise specified in such notice, immediately stop all work * * * hereunder, give prompt written notice to and cause all of its vendors or subcontractors to cease all related work and, at the request of Buyer, return any materials provided to Seller by Buyer.

CHANGE

     B. BUYER ACKNOWLEDGES THAT ALL PRODUCTS AND SERVICES PROVIDED BY SELLER ARE CUSTOM ITEMS. * * * Paragraphs C through E of this Section 5 shall govern Buyer's payment obligation for Custom Items. Notwithstanding anything to the contrary, Seller shall not be compensated in any way for any work done after receipt of Buyer's notice, nor for any costs incurred by Seller's vendors or subcontractors after Seller receives the notice, nor for any costs Seller could reasonably have avoided, nor for any indirect overhead and administrative charges or profit of Seller * * * .

CHANGE:

     C. Any claim for termination charges for Custom Items must be submitted to Buyer in writing within * * * (* * *) days after receipt of Buyer's termination notice along with a summary of all mitigation efforts. Seller will make any claims for termination charges in the form of an invoice within 30 days thereof.

CHANGE

     D. Seller's claim may include the cost of work in process scheduled to be delivered within * * * (* * *) days and which must be scrapped due to the cancellation. Seller shall, wherever possible, place such custom work in process in its inventory and sell it to other customers. Upon payment of Seller's claim, Buyer shall be entitled to all such work and materials paid for.

CHANGE

     E. Before assuming any payment obligation under this section, Buyer may inspect Seller's work in process and audit all relevant documents prior to paying Seller's invoice. IF BUYER CHOOSES TO AUDIT SELLER'S WORK IN PROCESS AND RELEVANT DOCUMENTS, BUYER MUST MAKE EVERY REASONABLE EFFORT TO COMPLETE THIS WITHIN * * * WORKING DAYS OF SELLER PROVIDING TERMINATION CHARGES.

CHANGE

     F. Notwithstanding anything else in this Agreement, failure to meet the delivery date(s) in the Release (* * *) shall be considered a material breach of contract and shall allow Buyer to terminate the order for the Item and/or any subsequent Releases without any liability.

7.   DELIVERY, RELEASES AND SCHEDULING.

CHANGE

     A. Any Forecasts provided by Buyer are for planning purposes only and do not constitute a Release or other commitment by Buyer. Buyer shall have no obligation to and may, at its sole discretion, issue Releases under this Agreement. Buyer shall be responsible only for Items or Services for which it has issued Releases hereunder. IF BUYER DOES NOT OFFER ANY RELEASE WITHIN ANY CONSECUTIVE * * * (* * *) MONTH


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request. Omissions are designated as *****. A complete version of this exhibit
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                                                                              38

          PERIOD, THEN SELLER SHALL PROVIDE NOTICE OF SUCH AND MAY TERMINATE THIS AGREEMENT IF BUYER DOES NOT OFFER A RELEASE WITHIN * * * (* * *) DAYS FOLLOWING THE NOTICE.

CHANGE

     B. Seller shall notify Buyer's purchasing agent, (as noted on the Release), within twenty-four (24) hours if Seller is unable to make any scheduled delivery of Items or perform Services as scheduled and state the reasons. Such notification by Seller shall not affect Buyer's termination rights under Section 5. EXCEPT AS EXPRESSLY PROVIDED HEREIN, SELLER SHALL NOT INCUR ANY LIABILITY AS A RESULT OF SUCH NOTICE.

CHANGE

     C. SELLER AGREES TO * * *. FOR NEW PRODUCT DESIGNS, SELLER ACCEPTANCE SHALL BE DETERMINED BY NOT REJECTING THE ORDER WITHIN 1 BUSINESS DAY FROM RECEIPT OF PURCHASE ORDER.

CHANGE:

     D. Buyer may place any portion of a Release on hold by notice that will take effect immediately upon receipt. Releases placed on hold will be rescheduled or cancelled within * * * (* * *) days. Any Release cancelled shall be subject to the terms and conditions of Section 5.

CHANGE

     E. BUYER RECOGNIZES THAT THEY ARE PURCHASING CUSTOM DESIGNED AND MANUFACTURED ITEMS, AND SELLER WILL * * *.
CHANGE

     F. SELLER AGREES THAT ALL ITEMS WILL BE DELIVERED (F.C.A. SELLER'S DOCK) ON THE EXACT DATE SPECIFIED IN THE RELEASE (OR EARLY WITH BUYER'S APPROVAL). FAILURE TO MAKE THE ITEMS AVAILABLE FROM SELLER'S DOCK ON THE EXACT DATE SPECIFIED IN THE RELEASE SHALL * * *.

CHANGE:

     G. Seller agrees to * * *, until the contractual lead-time established in Addendum L or as otherwise - agreed in writing by the parties.

DELETE:

     H.   At Buyer's discretion, * * *.

CHANGE

     I. Seller will, as reasonably required by Buyer, use commercially reasonable efforts to * * *.

CHANGE

     J. Configuration and other Buyer-requested or Buyer-approved changes that result in DELIVERY Date changes will be reflected on a change order to the Release showing ANY AGREED TO PRICE and delivery dates WHICH ARE MUTUALLY AGREED TO BY BUYER AND SELLER.

CHANGE

     K. Seller will notify Buyer in writing of the planned obsolescence of any Item or part revision and will make that Item available to the Buyer for a minimum of NINETY (90) days after the notice, during which time Buyer will have the option to place a final Release for such Items for delivery after the NINETY (90) day notice. If any warranty return claims are made for such discontinued Items, then such returns will be subject to the warranty provisions in Section 8.

8.   ACCEPTANCE AND WARRANTIES.

CHANGE:

     A. All Items purchased by Buyer are subject to inspection and test source inspection. ACCEPTANCE REQUIREMENTS ARE DESCRIBED IN THE PURCHASE AND SUBASSEMBLY/ELECTRICAL SPECS., ADDENDUMS M AND N, UNLESS OTHERWISE SPECIFIED BY BUYER AND AGREED TO BY SELLER. Buyer may participate, as it deems necessary, in source inspections.


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request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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

     If any inspection or test is made on Seller's premises, Seller shall provide Buyer with reasonable facilities and assistance at no additional charge.

CHANGE

     (i) Notwithstanding any source inspection or testing at Seller's premises, all Items purchased by Buyer are subject to Buyer's inspection and test (qualification) before final acceptance at Buyer's premises. Final acceptance requirements are described in the Purchase Spec and Subassembly/Electrical Specifications of Addendum M and N unless agreed otherwise in writing by the parties. Buyer may reject an Item for not conforming to the applicable acceptance requirements. Items rejected by Buyer as not conforming to the acceptance requirements will be (i) returned to Seller at Seller's expense and Seller shall bear the risk of loss during return to Seller or (ii) repaired by Seller at Buyer's premises, subject to mutual agreement. Such returned Item(s) shall be repaired or replaced within a commercially reasonable time, subject to the requirements of Section 8A(ii) below.

CHANGE

     ii) If ITEMS DO not pass final acceptance criteria, due to no fault of Buyer, within * * * (* * *) days of delivery, then Buyer may give written notice to Seller of failure to meet final acceptance criteria. If Items do not substantially meet final acceptance criteria within
          * * * (* * *) days of such notice, Buyer may, at Buyer's option; (a) return the Items for full credit or (b) have the Items replaced with new Items within * * * (* * *) days of Buyer's written election of option, or (c) have the Items repaired by Seller within * * * (* * *) days of Buyer's written election of option. Seller shall pay best way shipping, and be responsible for loss, for returns of rejected Items when Seller-authorized carriers are used. Return shipments via unauthorized carriers and loss in transit by such carriers are the responsibility of Buyer. Buyer shall be responsible for packaging, export/import authorization, and customs clearance. Seller reserves the right to charge-back to Buyer shipping costs incurred on those Items which were returned as rejected and with respect to which no fault of Seller was found.

CHANGE:

     B. Seller warrants to Buyer that all Items provided by Seller for delivery hereunder shall conform in all respects to the Purchase AND SUBASSEMBLY/ELECTRICAL SPECS OF ADDENDUMS M AND N; be free from defects in material and workmanship and be new OR EQUIVALENT TO NEW, of the grade and quality specified.

CHANGE

          (i) Following final acceptance, if an Item delivered hereunder does not comply with any of the warranties recited. Buyer shall notify Seller as soon as practicable and at Buyer's option, Seller shall repair or replace the defective Item, at its sole cost and expense, or refund the purchase price. However, prior to any return of an Item, Buyer must receive authorization from Seller, which authorization will not be unreasonably withheld or delayed. Buyer shall be responsible for packaging, export/import authorization and customs clearance. Seller reserves the right to charge-back to Buyer shipping and related costs incurred on those Items which were returned as defective and with respect to which no fault of Seller was found.

CHANGE

          (ii) The warranty period for CUSTOM ITEMS shall apply for THE EARLIER OF * * * MONTHS OR * * * FOR ITEMS WITH * * *, AND THE EARLIER OF
               * * * MONTHS OR * * * FOR ITEMS WHICH USE * * *, UNTIL SUCH TIME WHERE SUPPLIER HAS GAINED SUFFICIENT MANUFACTURING EXPERIENCE WITH FOR ITEMS WHICH USE * * *, (AS DEFINED BY THE DELIVERY OF
               (* * *) * * * SIUS AND * * * DESIGNS) AT WHICH TIME THE WARRANTY WILL BE EXTENDED TO THE EARLIER OF * * * MONTHS OR * * *. THE WARRANTY IS VALID UNDER NORMAL USE AND CONDITIONS AND WHEN ITEMS ARE BEING USED UNDER SPECIFIED OPERATING CONDITIONS AS DEFINED IN THE ATTACHED SUB-ASSEMBLY/ELECTRICAL SPECIFICATION. THE WARRANTY SHALL COVER BOTH PARTS AND LABOR, STARTING FROM THE DATE OF DELIVERY OF THE ITEM.


     DELETE:

         (iii) In conjunction with the warranty period, Seller shall perform all preventative maintenance on a mutually agreeable schedule.

     DELETE:


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request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

          (iv) At Buyer's option the labor value of the warranty, or the purchase price of an extended warranty (if purchased with the Equipment), can be credited against a Service contract prior to the end of the warranty period. All warranty terms will continue to apply throughout the term of any Service contract or extended warranty period.

     DELETE:

          (v) Seller shall send Buyer notices at * * * (* * *) days and * * * (* * *) days prior to the warranty expiration date for an Item explaining the extended warranty options and costs.

ADD

          (vi) Buyer hereby expressly accepts any item if (i) Buyer does not reject such Item within * * * (* * *) days from delivery, however, the warranties defined in this agreement shall still apply.

CHANGE

     C. Seller further warrants, THAT TO THE BEST OF ITS KNOWLEDGE, all Items furnished hereunder will not infringe any third party's intellectual property rights, and that Seller has the necessary right, title, and interest to provide said Items and Services to Buyer free of liens and encumbrances.

     CHANGE:

     E. Seller warrants that all Services provided shall be performed in accordance with good workmanlike standards and shall meet the descriptions and specifications provided on Addendum A or a SOW.

DELETE

     F. Notwithstanding anything to the contrary contained in this Agreement, Seller represents and warrants that there will be no disruption in the delivery of Items or Services under this Agreement as a result of or due to the date change from and between December, 1999, and January, 2000, nor due to the year 2000 being a leap year.

ADD     8G

               EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 8, SELLER FURNISHES, AND BUYER ACCEPTS, THE ITEMS AND SERVICES AS-IS, WITH NO WARRANTY, EXPRESS OR IMPLIED, AND THERE ARE EXPRESSLY EXCLUDED THE IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTIES ARISING FROM COURSE OF CONDUCT OR DEALING. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL OTHER OR DIFFERENT WARRANTIES, ON THE PART OF SELLER ARISING OUT OF, OR IN CONNECTION WITH, ANY ITEMS OR SERVICES PURCHASED UNDER THIS AGREEMENT. TO THE EXTENT THAT SELLER MAY NOT, AS A MATTER OF APPLICABLE LAW, DISCLAIM ANY WARRANTY RELATING TO INDEMNIFICATION, THE SCOPE AND DURATION OF SUCH WARRANTY RELATING TO INDEMNIFICATION SHALL BE THE MINIMUM PERMITTED UNDER APPLICABLE LAW.

               CHANGE:

9.   PURCHASE SPECIFICATIONS, IDENTIFICATION AND ERRATA.

CHANGE

     A.   Seller OR BUYER shall not modify the purchase AND
          SUBASSEMBLY/ELECTRICAL specifications for any Item or Services without the prior written approval of the Buyer OR SELLER.

CHANGE

     C. Seller shall provide Buyer with an errata list for NONCONFORMING ITEMS and shall promptly notify Buyer in writing of any new errata with respect to the Items.

10.  PACKING AND SHIPMENT.

CHANGE

     A. All Items shall be prepared for shipment in a manner which: (i) follows good commercial practice, (ii) is acceptable by common carriers for shipment at the lowest rate when the sensitivity of the shipped contents are considered, and


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request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

          (iii) is adequate to ensure safe arrival. If Buyer requests, Seller will package Items for cleanroom delivery, per Buyer specification and any additional costs will be negotiated. Seller shall mark all containers with necessary lifting, handling, unpacking and shipping information, Release number, Buyer's Item Identification number or part number, description, Line item number, date of shipment and the names of the Buyer and Seller.

     CHANGE:

     B. All ITEMS shall be delivered F.C.A. (Seller's dock). Buyer shall notify Seller of the method of shipment. If no instructions are given, Seller shall select the most cost effective carrier based upon Buyer's required delivery date. Title and risk of loss to Equipment shall pass to Buyer upon COLLECTION BY BUYER'S AUTHORIZED CARRIER.

     DELETE

     C. All Items other than Equipment shall be Delivered Duty Paid ["DDP"; July 1990 Incoterms] Buyer's dock for Non-Free Trade zone factory sites or Delivery Duty Unpaid ["DDU"; July 1990 Incoterms] Buyer's dock for Free Trade zone factory sites as specified in the Release. Title and risk of loss for all Items other than Equipment shall pass to Buyer upon delivery of Items to Buyer's dock.

11.  OWNERSHIP AND BAILMENT RESPONSIBILITIES.

CHANGE

     A. Any specifications, drawings, schematics, technical information, data, tools, dies, patterns, masks, gauges, test equipment and other materials furnished to Seller or paid for by Buyer shall (i) remain or become Buyer's property, (ii) be used by Seller exclusively for Buyer's orders, (iii) be clearly marked as Buyer's property, (iv) be segregated when not in use, (v) be kept in good working condition at BUYER's expense, and (vi) be shipped to Buyer promptly on Buyer's demand or upon termination or expiration of this Agreement, whichever occurs first. Any such property furnished by Buyer to Seller that is marked or otherwise noted by Buyer as being confidential information will be treated by Seller in accordance with Section 12 hereafter.

ADD  11C

     Notwithstanding anything else set forth herein, no provision of this Agreement shall effect the transfer of ownership rights in intellectual property from Seller to Buyer, nor restrict Seller's ability to transfer, license or in any other way utilize its rights in and to intellectual property, including but not limited to, any and all rights Seller may have in and to patents, copyrights, trademarks, trade secrets and maskworks.

CHANGE

12.  CONFIDENTIALITY AND PUBLICITY.

     A. During the course of this Agreement, either party may have or may be provided access to the other's confidential information and materials. Provided information and materials are marked in a manner reasonably intended to make the recipient aware, or the recipient is sent written notice within forty-eight (48) hours of disclosure, that the information and materials are "Confidential", each party agrees to maintain such information in accordance with the terms of this Agreement AND THE CNDA REFERENCED ON THE SIGNATURE PAGE OF THIS AGREEMENT. At a minimum each party agrees to maintain such information in confidence and limit disclosure on a need to know BASIS, TO TAKE all reasonable precautions to prevent unauthorized disclosure, and to treat such information as it treats its own information of a similar nature, until the information becomes rightfully available to the public through no fault of the non-disclosing party. Seller's employees who access Buyer's facilities and BUYER'S EMPLOYEES WHO ACCESS SELLER'S FACILITIES may be required to sign a separate access agreement prior to admittance to SUCH facilities THE TERMS OF SUCH SEPARATE ACCESS AGREEMENTS SHALL NOT, HOWEVER, BE DEEMED TO BE INCORPORATED INTO THIS AGREEMENT, NOR SHALL THEY ALTER THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER. Furthermore, Seller will furnish a copy of Addendum C to each of its employees, agents and subcontractors who perform work or Services on Buyer's premises or facilities or otherwise has access to Buyer's classified and CONFIDENTIAL information, networks or software, and will take reasonable steps to assure Buyer that all such have read and understood Addendum C.

13.  INTELLECTUAL PROPERTY INDEMNITY.

     CHANGE

     A. Subject to Section 32, Seller shall DEFEND, indemnify, and hold Buyer harmless from any and all costs, expenses (including reasonably attorneys' fees), losses, damages or liabilities incurred because of actual or alleged infringement of any patent, copyright, trade secret, trademark, maskwork or other intellectual PROPERTY right arising out of the use of Items. BUYER WILL PROVIDE SELLER WITH PROMPT WRITTEN NOTICE OF THE CLAIM WITH ALL REASONABLE INFORMATION AND ASSISTANCE TO DEFEND OR SETTLE THE CLAIM. BUYER CAN PARTICIPATE IN IT'S OWN DEFENSE AT IT'S OWN COST. Seller shall not be responsible for Buyer's compromise of any claim made without Seller's consent.

     CHANGE

          If an injunction issues as a result of any claim for which Buyer has obligations under Section 13(A), Seller agrees at its expense, AND BUYERS OPTION, to either:-(i) procure for Buyer the right to continue using Items, (ii) replace the Items with non-infringing Items or (iii) modify the Items so they become non-infringing. If, despite Seller's commercially reasonable efforts, none of the foregoing options are available, Seller shall refund to Buyer the purchase price of the Item. * * *

     CHANGE

     C. Seller's obligations pursuant to this Section 13 shall not apply where: (i) custom Items are manufactured to Buyer's particular design requirements and such design is the cause of the claim; (ii) Items are used in combination with Equipment, software or other products not supplied, required or recommended by Seller and such infringement would not have occurred but for such combination; (iii) the claim is based upon Buyer's use of the Items to practice any method or process for which the Items were not intended and such use is the cause of the claim; (iv) the claim is based upon modification of Items by Buyer without Seller's written consent and such infringement would not have occurred but for such modification; or (v) the claim is based on Buyer's use or transfer of an Item delivered hereunder after Seller's notice that Buyer shall cease use or transfer of such Item due to such claim, provided that such notice is directed to the majority of Seller's customers for the infringing product.

ADD

C2. Seller shall not be responsible for Buyer's compromise of any claim made without Seller's consent.

CHANGE

     D. THE FOREGOING STATES THE ENTIRE OBLIGATIONS AND REMEDIES OF THE SELLER ARISING FROM ANY INTELLECTUAL PROPERTY CLAIM BY A THIRD PARTY.

16.  COMPLIANCE WITH LAWS AND RULES

CHANGE

     A. Throughout the term of this Agreement and any extension thereto, Seller shall comply, at its sole cost and expense, with all applicable statutes, regulations, rules, ordinances, codes and standards (Laws) governing the manufacture, transportation or sale of Items or the performance of Services covered by this Agreement anywhere in the world, EXCEPT FOR THOSE OBLIGATIONS OF BUYER RELATED TO DELIVERY F.C.A. Without limiting the foregoing, in the United States (U.S.) this includes all applicable commerce, environmental , occupational safety, transportation and securities Laws and all employment and labor Laws governing Seller's personnel providing Services to Buyer. In complying with the Laws, it is understood and agreed that the Equipment shipped to all Buyer sites worldwide must be of a common configuration ("Copy Exactly") for use by all Buyer sites worldwide and comply with any and all product safety requirements described in the Purchase Spec AND SUBASSEMBLY/ELECTRICAL SPECS. M AND N RESPECTIVELY or elsewhere in this Agreement. Any Copy Exactly exception must be mutually agreed to and documented in a configuration specification as a site specific option.

     B. EACH PARTY AGREES THAT WHILE ON THE OTHER PARTY'S premises or performing Services, EACH PARTY agrees to abide by EACH PARTY'S rules and regulations that are provided to EACH PARTY in writing; posted conspicuously or easily observed while on EACH PARTY's premises or customarily followed or known by third party invitee, including, but not limited to security, heath, safety, environmental and hazardous


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request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

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

          material management rules and rules prohibiting the use of physical aggression against persons or property, harassment and theft. EACH PARTY will perform only those Services identified on Addendum A and will work only in areas designated for such Services. EACH PARTY shall take all reasonable precautions to ensure safe working procedures and conditions for performance on EACH PARTY'S premises and shall keep EACH PARTY'S site neat and free from debris.

CHANGE

18.  GENERAL INDEMNIFICATION.

     SUBJECT TO SECTION 32, Seller agrees to protect, defend, indemnify and hold Buyer harmless from and against any and all THIRD PARTY claims, liabilities, demands, penalties, forfeitures, suits, judgments and the associated costs and expenses (including reasonable attorney's fees), which Buyer may hereafter incur, become responsible for or pay out as a result of death bodily injury to any person, destruction or damage to any property, contamination of or adverse effects on the environment and any clean up costs in connection therewith, or any violation of governmental law, regulation, or orders, caused, in whole or in part, by (a) Seller's breach of any term or provision of this Agreement, (b) any negligent or willful acts, errors or omissions by Seller, its employees, officers, agents, representatives or sub-contractors in the performance of Services under this Agreement; or (c) dangerously defective Items. BUYER WILL PROVIDE SELLER WITH PROMPT WRITTEN NOTICE OF THE CLAIM WITH ALL REASONABLE INFORMATION AND ASSISTANCE TO DEFEND OR SETTLE THE CLAIM. BUYER CAN PARTICIPATE IN ITS OWN DEFENSE AT ITS OWN COST. Seller shall not be responsible for Buyer's compromise of any claim made without Seller's consent

20.  INDEPENDENT CONTRACTOR

     In performing Services under this Agreement, Seller shall be deemed an independent contractor. Its personnel and other representatives shall not be deemed agents or employees of Buyer. As an independent contractor, Seller will be solely responsible for determining the means and methods for performing the required Services. Seller shall have complete charge and responsibility for personnel employed by Seller. EACH PARTY reserves the right to instruct Seller to remove from Buyer's premises immediately any of Seller's personnel who are in breach of Section 16 or 21 of this Agreement. Such removal shall not affect Seller's obligation to provide Services under this Agreement.

CHANGE

21.  SECURITY.

     EACH PARTY confirms that, to the best of its knowledge, THAT ITS OWN EMPLOYEES performing work at THE OTHER PARTY'S facilities have no record of criminal convictions involving drugs, assaultive or combative behavior or theft within the last five (5) years. EACH PARTY understands that such employees may be subject to criminal history investigations by THE VISITED PARTY AT SUCH VISITED PARTY'S expense and will be denied access to SUCH VISITED PARTY'S facilities if any such criminal convictions are discovered. Seller also agrees to comply with Buyer's Alcohol and Drug-free Workplace Directive set forth in Addendum B.

CHANGE

22.   NEW DEVELOPMENTS.

      ANY NEW DEVELOPMENTS SHALL BE COVERED UNDER A SEPARATE AGREEMENT.

DELETE -- NOT APPLICABLE

23.  SOFTWARE AND DOCUMENTATION LICENSE.

     A.   DEFINITIONS:

         "SOFTWARE" means any software and/or firmware provided with, embedded in or that is necessary, required or normally provided by the Seller for the use and/or operation of Items, in object code form, including bug fixes, updates, enhancements, and new releases developed by Seller during the term of the Agreement.

         "DOCUMENTATION" means any and all user documentation and training materials necessary to instruct Buyer in the proper installation, use and operation of the Software or Items which accompany either Software or Items.

     B. LICENSE GRANT: Seller grants to Buyer a fully paid, worldwide, transferable, non-exclusive, perpetual license, under all intellectual property rights owned or licensed by Seller and embodied in the Software and/or Documentation to install, copy and use the Software and use and distribute the Documentation internally in the operation of the Software or Items. Buyer may make a reasonable number of archived copies of Software for back-up purposes. Buyer may copy the Documentation or portions thereof, for internal use purposes. Buyer may not reverse engineer the Software.

     C. RIGHT TO TRANSFER: Buyer may transfer the Software, Documentation and copies prepared in accordance paragraph 23 B, and all rights associated therewith, as part of the sale, lease or other transfer of all rights in Items for which the Software and Documentation were provided or required, provided that the Buyer retains no copies Software, Documentation and the transferee agrees to the terms and conditions of this Software and Documentation License,

     D. OWNERSHIP. Seller shall retain all ownership interest in and to Software and Documentation, and except for the express rights and license set forth herein, Buyer receives no other rights or license, whether by implication, estoppel or otherwise.

     E. WARRANTIES: Seller makes the following representations and warranties to Buyer regarding the Software:

          (1)  The Software will perform in conformance with the Purchase Spec;

          (2) The Software does not contain any viruses at the time of delivery to Buyer;

          (3) Seller has all necessary rights, title and interest to grant the rights set forth herein to Buyer, free of any claims, liens or conflicting rights in favor of any third party; and

          (4) The Software (i) will function without error or interruption related to Date Data from more than one century; (ii) requires all Date Data (whether received from users, systems, applications or other sources) and all date output and results, in any form, to include an indication of century in each instance. As used herein, "Date Data" means any data or input, whether generated within the Item or communicated to it, which includes an indication of or reference to date. The foregoing is in addition to all other representations and warranties of Seller.

24.  MERGER, MODIFICATION, WAIVER, REMEDIES AND SEVERABILITY.

CHANGE

     A. This Agreement, THE CNDA REFERENCED ON THE SIGNATURE PAGE OF THIS Agreement, ANY MUTUALLY ACCEPTED SOW, and any Releases issued hereunder contain the entire understanding between Buyer and Seller with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, dealings and negotiations. No modification, alteration or amendment shall be effective unless made in writing, dated and signed by duly authorized representatives of both parties.

CHANGE

     B. Buyer's AND SELLER'S rights and remedies herein are in addition to any other rights and remedies provided by law or in equity.

     D. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such determination shall not affect the validity of the remaining provisions UNLESS BOTH PARTIES DETERMINES IN ITS DISCRETION THAT THE COURT'S DETERMINATION CAUSES THIS AGREEMENT TO FAIL IN ANY OF ITS ESSENTIAL PURPOSES.

CHANGE

25.  ASSIGNMENT.

Neither party may assign any rights in, nor delegate any obligations under this Agreement or any portion thereof, without the prior written consent of the other party which will not be unreasonably withheld or delayed EXCEPT THAT SELLER MAY ASSIGN THIS AGREEMENT AND ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT WITHOUT PRIOR WRITTEN CONSENT OF BUYER (i) IN CONNECTION WITH A MERGER OR REORGANIZATION OF SELLER, PROVIDED THAT THE MERGED OR REORGANIZED COMPANY AGREES IN WRITING TO BE BOUND BY THE TERMS AND CONDITIONS IN THIS AGREEMENT, AND/OR
(ii) TO ANY PERSON OR ENTITY ACQUIRING ALL OR SUBSTANTIALLY ALL OF THE ASSETS OR STOCK OF SELLER. ANY ASSIGNMENT IN CONTRAVENTION OF THIS SECTION 25 SHALL BE NULL AND VOID. EITHER PARTY MAY TERMINATE THIS AGREEMENT FOR CAUSE SHOULD THE OTHER PARTY ATTEMPT TO MAKE AN UNAUTHORIZED

ASSIGNMENT OF ANY RIGHT OR OBLIGATION ARISING HEREUNDER. SUBJECT TO THE FOREGOING, THE TERMS AND CONDITIONS OF THIS AGREEMENT WILL INURE TO THE BENEFIT OF AND BE BINDING UPON THE RESPECTIVE SUCCESSORS AND ASSIGNS OF THE PARTIES.

     CHANGE

26.  APPLICABLE LAW

     This Agreement shall be construed and interpreted in accordance with the laws of the State of CALIFORNIA, excluding CALIFORNIA'S conflicts of law provisions. The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. The parties agree that the predominance of this Agreement is the sale of goods, and agree that the CALIFORNIA version of the Uniform Commercial Code,
     Article 2, shall be applicable to this Agreement.

29.  SURVIVAL.

     The rights and obligations of the parties as contained in Sections 1, 3 EXCEPT 3.G, 5, 6, 8, 11, 12, 13, 14, 15, 16, 18, 19, 20, 22, 23, 24, 25,
     26, 27, 28, 29, 30, 32, AND 33 shall survive the termination or expiration of this Agreement along with any other right or legal obligation of a party created by a term or condition in any Addendum, SOW or Purchase Spec, which term or condition by its nature would survive the termination or expiration of the Agreement. Promptly following termination or expiration of this Agreement, (a) each party shall return the other party's confidential information and (b) Buyer shall pay Seller any amounts due.

CHANGE

30.  ORDER OF PRECEDENCE.

     In the event of a conflict or inconsistency between any terms or condition of this Agreement including its Addenda on the one hand (excluding Addendums M and N) and the Purchase Spec and Subassembly/Electrical Specifications of Addendums M and N on the other, the terms and conditions of this Agreement and its remaining Addenda shall control.

ADD:

32.  LIMITATION OF LIABILITY; EXCLUSION OF DAMAGES

     EXCEPT FOR SELLER'S LIABILITY FOR INDEMNIFICATION OF BUYER PURSUANT TO SECTIONS 12, 13, AND 14 OR DEATH OR PERSONAL INJURY TO ANY PERSON OR PROPERTY DAMAGE TO OTHER PERSONS, OR DIRECT DAMAGE TO INTEL TANGIBLE PROPERTY, IN NO EVENT SHALL SELLER'S LIABILITY TO BUYER UNDER THIS AGREEMENT EXCEED ***% OF SELLER'S ANNUAL EARNINGS. THIS LIMITATION OF SELLER'S LIABILITY IS CUMULATIVE, WITH ALL PAYMENTS FOR CLAIMS OR DAMAGES IN CONNECTION WITH THIS AGREEMENT BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF ONE OR MORE CLAIMS WILL NOT ENLARGE THE LIMIT. IN NO EVENT SHALL SELLER BE LIABLE FOR COSTS OF COVER OR PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, LOSS OF USE OR PROFITS, INTERRUPTION OF BUSINESS OR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY ITEM OR SERVICE PROVIDED HEREUNDER OR ANY RELEASE OR SCOPE OF WORK, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, WARRANTY, STRICT LIABILITY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT SELLER HAS BEEN ADVISED OF (OR KNOWS OR SHOULD KNOW OF) THE POSSIBILITY OF SUCH DAMAGES OR LOSS, AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

ADD

33.  TERMINATION OF PRIOR DEVELOPMENT AGREEMENT

     On August 7, 1997, the parties entered into that certain C4 PROBE CARD DEVELOPMENT AND SUPPLY AGREEMENT ("Prior Agreement"). The parties agree that it is in their best interests to terminate this Prior Agreement, and no provisions survive. and the parties hereby terminate the Prior Agreement.


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

ADDENDUM A, `ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL EQUIPMENT MODELS, SPARE PARTS AND SERVICES, PART I. EQUIPMENT.

DELETE

SECTIONS 1, 2, 4, 5, 6, AND 7

RETAIN SECTION:

3.   CHANGE CONTROL

     A. Buyer may require and Seller agrees to make any Equipment modifications needed to bring the Equipment into conformance with the Purchase Spec . Such modifications will be performed at no cost to Buyer. Prices for upgrades and modifications that exceed the Purchase Spec (current at time of installation) will be negotiated at the time Buyer grants authorization.

     i. Seller shall not make changes to Items without prior written approval from Buyer.

     ii. Changes include all hardware assembly modifications that affect the manufacturing environment, impact/require recipe alteration to match outputs, affect the ergonomic or safety characteristics of the Equipment. They may also include modifying Equipment, modules, software, subassemblies, parts associated with the manufacturing environment or process chemicals/consumables.

     iii. Seller must request approval for such changes by notifying Buyer of the proposed change by sending an Equipment change request notice to Buyer a minimum of * * * (* * *) days, or as agreed to by both Buyer and Seller prior to any proposed change. This notice shall include the specific change requested, reason for the change, specific change details, Items affected, and the impact to Equipment in the field.

     iv. Seller shall provide rev-level control and traceability systems for Items supplied to Buyer hereunder.

     v. In the case of Equipment on order but not yet shipped, formal modification of the Release is required for any change to the model, configuration, variance to the price, performance, acceptance specifications, or delivery schedule. No Equipment will be accepted or paid for that is in variance to what is shown on the Release unless formally authorized by a written change order.

ADDENDUM A

     ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL EQUIPMENT MODELS, SPARE PARTS AND SERVICES

DELETE

PART II.     SPARE PARTS.

PART III.    SERVICES.

CHANGE

2.   PRICING

     A. Prices set forth in Addendum L and specific scopes of work (for extended service contracts) shall - remain firm THROUGH * * *.

DELETE

     B. Seller will decrease rates when they are determined not to be competitive with geographical labor rates.

DELETE

     C. If Seller decreases prices for Services furnished hereunder, the prices of any and all remaining Services under this Agreement shall be decreased.


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

DELETE

3.   ALTERNATE USE OF SCOPE OF WORK PERSONNEL

     If, after receiving Buyer's approval, Seller utilizes personnel assigned under any factory-specific Scope of Work (SOW) to perform installation, warranty, or other work not included in such factory-specific SOW, Seller will credit to Buyer the value of all such work. The amount of any such installation, warranty, or other credits will be mutually agreed in advance. Buyer shall have the right to accept or reject any Seller requests to utilize personnel assigned under a factory-specific SOW to do any such work.

DELETE

4.   EQUIPMENT PRE-DELIVERY AND START UP

     C. Prior to Equipment installation, Seller shall participate in Buyer's installation design reviews, identify any flaws in the designs that would impair the successful installation of Seller's Equipment, and shall approve final design revisions.

     D. After Buyer has completed Equipment Facilitation, Seller shall work the required amount of hours in order to ensure Equipment is installed and started up to meet Purchase Specification acceptance criteria and production ramp requirements. At a minimum, this shall include final connection, pre-safety certification hookup work, mechanical, electrical, software functionality testing, chemical functionality testing, acceptance to Purchase Spec criteria, and process module qualification (final acceptance). Buyer and Seller shall co-develop plans, Gantt charts or other tools that are necessary to ensure Equipment is ready for each phase of Buyer's production ramp.

DELETE

5.   PROCESS MODULE QUALIFICATION

     E. Seller shall participate as needed in process and module qualification and in integrating the Equipment into the manufacturing process.

     F. Seller shall use mutually agreed procedures, practices and methodology for ensuring that the Equipment being installed matches the performance of similar Equipment installed in Buyer's facility.

     G. Equipment matching shall include, but is not limited to, process matching, gauge matching, statistical and Equipment to Equipment matching in the same facility or in any of Buyer's facilities, subject to any limitation defined in the purchase Spec.

     H. Buyer shall provide Seller with training to assist in Equipment, process and module characterization procedures.

     F. Seller shall assist Buyer in streamlining the process within critical parameter requirements to achieve greater machine effectiveness and higher output volume.

DELETE

6.   FIELD SERVICE SUPPORT

     C. If equipment does not meet performance requirements and specifications as detailed in the Purchase Specification, Seller shall provide during the warranty period service engineer on Buyer's site during the first year at each of the new Buyers site installations. At no additional cost, should chronic problems persist, additional field service engineers will be dedicated to provide * * * on-site coverage, until Equipment consistently meets Purchase Specifications. Sites shall have the option of extending on-site coverage at a rate in accordance with Addendum "Service," provided Purchase Specifications have been achieved

     D. Seller will provide worldwide field service support to ensure that the equipment meets or exceeds the performance specifications. Seller will
          (i) monitor and report data on performance to plan (by work week) at the required service contract, warranty and management reviews, (ii) actively participate in continuous improvement forums, such as, users groups, (iii) continuously improve their process capability, application knowledge, and support, (iv) train and certify their field service personnel so that they meet the requirements identified in this agreement, and (v) develop the appropriate escalation procedures for problem resolution and Equipment down situations.


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

7.   CONTINUOUS IMPROVEMENT

DELETE

     A. After the first Equipment is installed at a site, Buyer may require Seller to participate in a joint program to baseline and improve the performance of Seller's Equipment in Buyer's production applications. At the end of six months, Buyer and Seller shall review this baseline performance and establish long range continuous improvement goals. In no case shall baseline Equipment performance be less than parameters defined in the Purchase Specifications. Seller commits to a continuously improving Equipment Cost of Ownership (CoO).

CHANGE

     C. Seller AND BUYER MAY WORK TOGETHER to collect and analyze data through Buyer's automated data collection system and/or other data available to Seller and recommend corrections or improvements to Equipment.

8.   ESCALATION

     A. Seller will provide telephone Technical Support with a * * * pager telephone response basis * * *. Seller will also provide an escalation list with the phone numbers of at least three senior technical personnel. If a problem occurs with a piece of Seller's Equipment, Buyer shall immediately call Seller's Technical Support (or escalation list, if necessary).

DELETE

     B. If a problem with Equipment cannot be resolved by Buyer's personnel within * * * of such a call, Seller will have service personnel on Buyer's site within * * * or within * * * if an extended service contract is in place.

DELETE

     C. If the problem is still unresolved * * * after the initial call, Seller shall dispatch at least one additional senior (Level III) field service engineer to the site.

CHANGE

     D. If the problem is still unresolved * * * after the initial call, BUYER MAY REQUEST AND SELLER SHALL USE COMMERCIALLY REASONABLE EFFORTS TO
          * * *.

CHANGE

     E. A post mortem report is required for all equipment down over * * *. Seller's Field Service Manager is responsible for scheduling a post mortem meeting with the Buyer after the "Escalated" problem is resolved. The Seller report will include, but is not limited to, documenting the root cause , plan of action, any future preventive actions, a summary of the daily activities noting parts used, their effect on the problem, and any change to the plan of action.

    CHANGE

     F. IF * * *, These levels of escalation will be provided at no cost during the warranty period. * * *

9.  TECHNICAL EXPERTISE

CHANGE

     A. In order to be considered a Level III Field Service Engineer (FSE OR FAE, FIELD APPLICATION ENGINEER), the individual must meet all of the following requirements:

          i. At least six months experience working with the model(s) of equipment being supported under this Agreement. Seller will work with Buyer's training and documentation representative to develop and produce a training plan, which will raise this individual to Level III status.

DELETE

          iv. Seller personnel used to install new equipment or relocate existing equipment must be Skill Certified Level III


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

DELETE

          v. ON SITE and OFF SITE Field Service Engineers must be Skill Certified LEVEL III , as per Curriculum Section Addendum J.

DELETE

          vi. ON SITE FIELD SERVICE ENGINEER (OSFSE) - The OSFSE will be responsible for the management and supervision of Seller's team of Field Service Engineer (FSE's) and other personnel utilized in the performance of this Agreement. The OSFSE will be a primary communication link from Buyer's factory to Seller, and will participate in Buyer's various equipment improvement teams, and management reviews as requested. The OSFSE must be a certified Level III (as per Section Addendum J of this Agreement) and will deliver on-the-job training and formal training per Specification 20-254 section 4.7 to maintain and improve the skills of the FSE's and Buyer's factory personnel assigned to Seller's equipment. The OSFSE must report equipment performance MTBA, MTBF, Utilization, Outs per system, Spares usage, and PM PAS, weekly to responsible Process/Equipment Engineer, Site Supplier Management Team and Buyer, as well as performance against schedule (PAS) for any agreed to service objectives or issues and plans. The OSFSE shall be responsible for resolving any Seller personnel-related discipline issues. However, Buyer reserves the right to request the immediate removal of any Seller personnel who are in breach of any laws, regulations, or provisions of this Agreement.

CHANGE

     D. If any of Seller's personnel assigned to any factory-specific service Scope of Work, upon commencement of work at Buyer's factory, are not Level III as defined in this Section, Buyer may choose from one of the remedies listed below. Such remedies will apply only to the individual personnel in question and will be in effect only until such time as Seller can prove that such personnel have met the requirements to be "Level III."

          i. The individual is removed from Buyer's factory and replaced by a "Level III." Or,

          ii. The individual may remain but shall be supplemented at no charge by an additional Seller personnel who is Level III certified Or,

          iii. Buyer may cancel the portion of the applicable factory-specific service Scope of Work equal to the number of individuals who are not Level III, with no cancellation liability.

10.  OTHER SELLER RESPONSIBILITIES

DELETE

     A. Seller must provide both Preventive Maintenance (PM) and Corrective Maintenance (CM) support to mutually agreed procedures, which are defined in Buyer's PM Specifications. Should a situation arise where multiple procedures exist, Buyer's procedures will be executed by default.

CHANGE

     B. FSE's MAY, AT SELLER'S DISCRETION participate and contribute to Buyer factory support teams.

DELETE

     B.   FSE must be Performance Base Equipment Training (PBET) certified.

     DELETE

     C. FSE will provide training described in 20-254 Training Requirements to support Buyer's maintenance capability AT THE FEE SCHEDULE DEFINED IN ADDENDUM L.

     D. Modifications and/or procedural changes recommended by Seller will be implemented only as defined by Buyer's Change Control Procedures.

CHANGE

     E. Seller MAY work with Buyer to develop, test, and proliferate Continuous Improvement Projects (CIP) needed to meet or exceed the Corporate Purchase Agreement and Corporate Purchase Specification requirements.

    DELETE

     F. Seller will provide documented and demonstrated Response Flow Checklists (RFCs) for equipment troubleshooting and repair of the common failures from the reliability growth testing.

CHANGE

     J. SELLER is responsible for FSE training, tracking and competency in all Buyers safety requirements, as per Section Addendum J. This is inclusive of any and all work performed by the Sellers FSE, at the Buyers sites.

DELETE

     K. Seller must help develop and execute activities to reduce scrap and unit losses and unscheduled downtime incidents.

DELETE

     M.   Seller shall generate Predictive Maintenance schedules.

DELETE

     N. Should Seller have non-English speaking FSE's on site, Seller shall provide adequate bilingual support for translation.

DELETE

     O. As team member, Seller personnel shall function as proficient maintenance technicians, to comply with Buyers in-house procedures, while at the same time utilizing Seller knowledge to maintain equipment and offering suggestions on improved methodology for achievement of cost effective output increases.

DELETE

     Seller shall provide Buyer with all Equipment-specific tools (one set per site).

11.  BUYER RESPONSIBILITIES

     A. Buyer shall provide work area for Seller's contracted on site FSE employees in the maintenance shop Additional Office space shall be determined by local factory conditions.

     B. Buyer shall provide access to Equipment for preventative maintenance or repair.

     C. Buyer shall provide factory contacts to define priorities and assist in resolving disputes and disciplinary issues.

     D.   Buyer shall provide access to facility and Equipment documentation.

     E.   Buyer shall provide a schedule of holidays and shutdowns.

ADD

     F. BUYER MAY PROVIDE ACCESS TO A COMPUTER FOR NECESSARY TECHNICAL PROGRAMS, EMAIL, ETC...

ADD TO END OF ADDENDUM C

In no event shall such updates to the protection methods materially change Seller's obligations under this Agreement. Seller may terminate this Agreement with five (5) days notice if any changes to protection methods are deemed by Seller to be unacceptable.

DELETE ADDENDUMS D, E, F, G, H, I, AND J

ADD ADDENDUM L:

                                   ADDENDUM L

                          C4 SIU PRICING AND LEADTIMES

1.   C4 PRICING

     A.   Non-recurring Engineering for each new design shall be $* * * .

     B. Should Buyer purchase * * * or more SIUs for a new product at one time, the * * * pricing will apply for those first * * *
          units.............

     C. Seller may utilize and ship against the alternate specification for the first * * * SIUs only. Seller will discount the SIU price for the alternate spec. SIUs by * * *%. Alternate specification is defined as not meeting the 100% specification, and * * *.

     D. It is expected that all new product designs will be similar in design to those found in the following Design Rules and Probe Layouts, that should eliminate any custom quoting.

     E.   C4 Pricing Based on Layout complexity and Pin Count

--------------- ------------- --------------- ----------------- ------------------ ---------------
PROBE QUANTITY   CUMULATIVE      LAYOUT 1                                              CUSTOM
                  QUANTITY        AND L2         LAYOUT L3          LAYOUT L4          LAYOUT
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------

--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------

--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *        by quotation
--------------- ------------- --------------- ----------------- ------------------ ---------------

--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *           $  * * *
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *           $  * * *
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *           $  * * *
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *           $  * * *
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *           $  * * *
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *             $  * * *        $  * * *          $  * * *           $  * * *
--------------- ------------- --------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *           $  * * *
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *           $  * * *
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *           $  * * *
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *           $  * * *
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *           $  * * *
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *           $  * * *
--------------- -------------- -------------- ----------------- ------------------ ---------------

--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *       by quotation
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *       by quotation
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *              $  * * *       $  * * *          $  * * *       by quotation
--------------- -------------- -------------- ----------------- ------------------ ---------------
* * *           * * *          by quotation   by quotation       by quotation      by quotation
--------------- -------------- -------------- ----------------- ------------------ ---------------


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

     F.   Design Rules and Probe Layouts.

The following illustrations define typical layouts that are referred to in Table
1. These layouts are based primarily on current experiences and * * * designs.

Multiple repetitions of the same pattern (A, B, C, D) in a layout is acceptable. Repetition of a pattern is defined as translation of the pattern to another area of the array. Rotation of a pattern creates a new pattern (ex. pattern C translated and rotated by 45 degrees creates a new pattern). Probe Density Rules must be met.

     KEY

A Uniform pattern (portions may be depopulated, single pattern for the design)

B             Additional pattern(s) and or pitches compared to pattern A

C, D, E, etc. Additional pattern and or pitch compared to patterns A or B, etc.



                                [4 graphics here]



----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

     2.   $* * * MINIMUM ORDER FOR NEW PRODUCT

     A. For every new product design, Buyer shall place a minimum order value of $* * *. The minimum order value is comprised of the NRE (non-recurring engineering) cost, and the SIU cost, multiplied by the number of SIUs (sort interface units) purchased. Should Buyer not order enough SIUs to meet the minimum order value, Buyer will still be invoiced for $* * *.

     3.   SERVICE PRICING

     A. Field Service Engineer (FSE) pricing will be at a daily rate of $* * * per 8 hour day. If Buyer and Supplier mutually agree, FSEs may work in excess of 8 hours per day, but no more than 12 hours per day. FSE pricing beyond 8 hours will be at an hourly rate of $* * * per hour.

     4.   LEADTIMES

     A. Leadtimes for C4 First Articles is * * * weeks plus American and/or Japan holidays, as provided by Seller to Buyer each year in advance, and as agreed to between Buyer and Seller.

     B. Leadtimes for Buyer C4 forecasted reorders (repeat orders) is * * * weeks. Buyer may expedite forecast reorders for a * * * week through-put time for a * * *% expedite fee, or for a * * * week through-put time for a * * *% expedite fee, subject to Seller's acceptance. Seller shall commit to either the * * * or * * * week expedite at time of order release, and should Seller not meet the expedite time, then no premium shall be paid. Expedited reorders will not count against late deliveries for on time delivery as reported on the Supplier Report Card (only if the reorder is greater than * * * weeks with the reorder count negatively against on time delivery). If an expedited order is delivered in greater than * * * weeks, then Buyer shall only pay for the reorder price (and not the * * *% or * * *% expedite fee).

          C. Leadtimes for Buyer C4 un-forecasted reorders (repeat orders) is
          * * * weeks. Buyer may expedite un-forecasted reorders for a * * * week throughput time for a * * *% expedite fee, subject to raw material in stock or raw materials can be procured in time to meet the expedited schedule. Expedited reorders will not count against late deliveries for on time delivery as reported on the Supplier Report Card (only if the reorder is greater than * * * weeks with the reorder count negatively against on time delivery). If an expedited order is delivered in greater than * * * weeks, then Buyer shall only pay for the reorder price (and not the * * *% expedite fee).


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

                                   ADDENDUM M

                           Procurement Spec. 07-1000-5


1    Title: SIU Procurement Specification

2    Purpose:

     2.1 To establish uniform business standards for procurement of Sort Interface Units (SIU).

     2.2 To outline the qualification and disqualification process used in selecting suppliers of SIUs.

     2.3 To define some of the terminology used in association with ITTO Test Tooling SIU transactions.

3    Scope:

     3.1 This specification applies to all SIUs being purchased for use within Intel.

     3.2  This specification applies to all suppliers of SIUs.

4    Applicable Forms/Documents

     4.1  Drawings/Information through electronic transfer

          4.1.1 All Gerber artwork files (RS274x format)

          4.1.2 Assembly Drawings/Information (electronic transfer)

          4.1.3 Die pad coordinates and tester channel assignments spreadsheet (.XLS)

          4.1.4 PRV/ITC (or equivalent SIU analyzer) reference file

          4.1.5 Mechanical Drawing (.PDF format)

          4.1.6 Data Sheet (.PDF format)

          4.1.7 Schematic (.PDF format)

          4.1.8 Fab Drawing (.PDF format)

     4.2  ITTO Test Tooling Product Catalog

     4.3  Relevant Sub Assembly and Electrical Spec

          4.3.1 86-2504 Resilient Contact Probe Card Subassembly & Electrical spec. (if applicable)

          4.3.2 86-2504 Buckling Beam Probe Card Subassembly & Electrical spec. (if applicable)

          4.3.3 Probe Card Subassembly & Electrical spec

     4.4  Corporate Non-Disclosure Agreement (CNDA)

     4.5  Confidential Information Transmittal Record (CITR)

5    General

     5.1  Key Results

          5.1.1 Clearly communicate Intel's requirements for SIU physical and functional parameters and supplier qualification process.

          5.1.2 Provide an uninterrupted supply of high quality SIUs to Intel's internal production, production support, and development operations.

     5.2  Terms and Definitions

          5.2.1 Acceptance: Intel verification that an SIU meets specified criteria as outlined in the documents listed in Criteria and Procedure section of this document, and as determined during the incoming inspection.

          5.2.2 First Article Inspection: Inspection by ITTO Engineering of the first build by that supplier of a given product.

          5.2.3 Incoming Inspection: Standard quality assessment performed when a SIU is received at an Intel site from the supplier.

          5.2.4 ITTO Test Tooling: Intel Tooling Operations, Test Tooling - Intel group chartered to coordinate SIU procurement for HVM Intel Factories.

          5.2.5 Qualification Types:

               5.2.5.1 Conditional Qualification: After the agreed upon First
                       Articles have been accepted by Intel, the supplier becomes conditionally qualified for the technology or technology level under evaluation. During the conditional qualification period, the supplier's volume is restricted to the orders placed to complete the qualification status.

               5.2.5.2 Full Qualification: Once all qualification samples have been delivered and the supplier has met the agreed upon success criteria, the supplier reaches full qualification for the technology or technology level evaluated. At this point, Intel may choose to increase order volume based on need.

          5.2.6 SIU: Sort Interface Unit, (a.k.a. probe card).

          5.2.7 Supplier: Any manufacturer which provides production ready test tooling (SIUs, etc.) to Intel.

          5.2.8 Technology, Technology Level: Details are in Intel Product Requirement Docs (PRD). Access to PRD information through ITTO Engineering

          Examples:

               A.   SIUs and cantilever style SIUs are different technologies.

               B. 237 um pitch and 225 um pitch SIUs are different technology levels.

6    Policy/Procedure

     6.1  Supplier Qualification

          6.1.1 Before initializing discussions with any prospective supplier (and sub-supplier where necessary), the Intel purchasing representative will execute the appropriate Corporate Non-Disclosure Agreement (CNDA) with the supplier. All information communicated will be outlined in a supplementary Confidential Information Transmittal Record (CITR).

          6.1.2 ITTO Test Tooling and purchasing will meet with the prospective supplier to discuss Intel specifications and requirements. Topics will include, but will not be limited to: SIU specifications, supplier volume, delivery capabilities and other business considerations, supplier process controls and quality assurance methodology, and future technology support.

                6.1.2.1 If, in Intel's opinion, the prospective supplier appears unlikely to be able to satisfy Intel's short and/or long term needs, Intel may terminate the evaluation with no prejudice to the supplier.

                6.1.2.2 Intel reserves this right, independent of whether
                        factors are under the supplier's control, or whether the factors are subjective or quantitative in nature.

          6.1.3 Each technology and/or technology level may require a separate qualification.

          6.1.4 Intel and the supplier will negotiate an agreement on terms for delivery of first article goods for evaluation. This should include pricing, delivery schedule, and first article product.

          6.1.5 Qualification parameters will be established based on the criteria outlined in section 6.3.

                6.1.5.1 Success criteria for these parameters will be defined
                        (depending on the parameter) using a combination of distribution matching to requirements (mean, standard deviation), pass/fail criteria or meeting spec ranges.

                6.1.5.2 Qualification Parameters, Success Criteria and sample size will be negotiated and established between Intel and Supplier prior to beginning conditional qualification.

                6.1.5.3 The first article sample shall include one or more SIUs.
                        The exact number is to be determined during negotiation, and may be dependent on the nature of the product.

                6.1.5.4 The requirements of the first article sample(s) will be validated against the relevant first article checklist.

          6.1.6 Intel will provide the supplier with all drawings and documentation necessary to build the first article SIUs to the necessary specifications. This information transmittal must be accompanied by a CITR signed by both parties.

          6.1.7 Upon receipt of supplier's first article SIU(s), Intel will evaluate the card(s) according to the criteria outlined in section 6.3.

          6.1.8 If the first article SIUs meet Intel approval according to the criteria listed herein, the supplier will be deemed "Conditionally Qualified" on that product. The supplier will remain in conditional qualification status until such time as all full qualification criteria have been demonstrated.

                6.1.8.1 Samples must exhibit 100% conformance to acceptance criteria directly affecting functionality to allow supplier to achieve conditional qualification.

                6.1.8.2 During conditional qualification, samples exhibiting
                        100% conformance to acceptance criteria will be shipped to customers.

                6.1.8.3 Non-conformance to criteria not directly affecting functionality, such as artwork, documentation and packaging, will not prevent the supplier from achieving conditional qualification, however, conformance to these items individually must be demonstrated prior to acceptance of the SIU.

          6.1.9 If the First Article SIU(s) do not meet the criteria listed herein, Intel will inform the supplier in writing, indicating which criteria were deficient, and to what degree, and the SIU(s) will remain with the supplier. (Intel also reserves the right to determine (based on the root cause and correction) if the data from failing sample(s) will be included in the full qualification.)

         6.1.10 The supplier has the option to either withdraw itself from the qualification process, to repair, or to re-submit another sample. Supplier must notify Intel in writing of intent within ten business days from Intel notification of sample deficiency. Any repairs or re-submissions will be completed by the supplier at no additional cost to Intel.

                6.1.10.1 If the supplier chooses to re-submit another sample, it must address the deficient criteria from the first sample with a written explanation and corrective action report.

                6.1.10.2 If the supplier chooses to repair and resubmit the same sample, a corrective action report must be submitted along with the intent letter, and Intel must approve the corrective action prior to delivery of the repaired SIU.

                6.1.10.3 If the supplier chooses to withdraw itself from the qualification process, the supplier will not be eligible to attempt qualification on the same product, technology, or technology level until they are able to present clear and convincing evidence that they have completed a corrective action plan, and that the stated deficiency is corrected. The supplier will, however, remain eligible to attempt qualification for other technologies or technology levels.

          6.1.11 Failure to meet specified criteria during a qualification will have no effect on the qualification status of the supplier for any other product type, technology, or technology level on which they are currently qualified by Intel.

          6.1.12 Conditional Qualification will continue until Intel has accepted the appropriate sample size to allow Intel to statistically verify performance to the qualification line items outlined in section 6.3.

                 A. For those parameters with statistical success criteria, qualification must demonstrate supplier is statistically equal to or better than existing supplier distributions for the equivalent technology, technology level under evaluation.

                 B. For those parameters with statistical success criteria but no baseline exists, the supplier will be evaluated against the specification target and specification window for the technology, technology level, under evaluation.

          6.1.13 The sample size used for qualification is dependent on the minimum detectable difference in means, (alpha) (alpha), and
                 (beta) (beta) as defined by ITTO Test Tooling to determine success criteria. Typically, the (delta) (delta) = 1.5 standard deviations and (alpha) (alpha) = (beta) (beta) = 0.05. Standard deviation

                 (assessment of the spread of the data) may also be evaluated, but will not determine sample size. Under special circumstances, Intel reserves the right to either increase or decrease sample size and/or delta. The sample size and delta will be communicated to the supplier during initial qualification discussions.

          6.1.14 Upon meeting the success criteria, the supplier will achieve full qualification status for that product type, technology, or technology level. The supplier will be notified in writing.

          6.1.15 Changes to the product form, fit, or function, initiated either by Intel or by the supplier, can result in:

                 A. PRE QUALIFICATION: Qualification sample plan may be
                    restarted.

                 B. POST QUALIFICATION: Return to conditional qualification status on that product type or technology level.

                 6.1.15.1 Changes noted above will be evaluated on a case by case basis for applicability of this requirement. The supplier will be notified in writing of this action.

     6.2  Supplier Disqualification

          6.2.1 In situations where a supplier has exhibited repeated quality issues which create an environment of unpredictable SIU supply, Intel reserves the right to apply the conditional qualification status to ensure corrective action. Because such a situation depends on a variety of factors (i.e.; volume, production conditions, lead times, etc.), this action will be carefully reviewed with the supplier prior to being taken.

          6.2.2 If a supplier is disqualified, they may not re-qualify on the same technology level unless they are able to present clear and convincing evidence that they have completed a corrective action plan, and that the stated deficiency has been corrected.

     6.3  Criteria and Procedure

          6.3.1 General

                6.3.1.1 In the event of conflict between information in
                        this specification or specification 86-2504, and that of other applicable procurement documents, the precedence in which requirements shall govern, in descending order, is as follows:

                A. Written ECO's, letters, waivers, or faxes which clarify the purchase order.

                B.   Intel Purchase Order

                C.   The Data Sheet

                D.   Reference Documents specified in the Data Sheet.

                     E.g.; the Fab Drawing, the Electrical Assembly Drawing, and
                           ECO's.

                F.   This spec, & the relevant Subassembly & Electrical Spec.

                G.   Design Rules

                6.3.1.2 In all cases where a specified criterion or requirement is to be waived in the order or delivery of a SIU, the waiver must be documented for record keeping at ITTO Test Tooling.

                6.3.1.3 The supplier must provide Intel written notification and
                        Intel must issue a written waiver (or change required documentation) before changing any part of the form, fit, or function of a SIU, packaging, or any aspect of the business arrangement between the supplier and Intel.

                6.3.1.4 Intel will notify the supplier of SIU acceptance or rejection in writing, within 21 calendar days from the time of shipment.

          6.3.2 Printed Circuit Board

                6.3.2.1 All physical dimensions and tolerances must be achieved as specified in the appropriate fabrication/assembly drawings.

                6.3.2.2 All specified on-board discrete components (capacitors, resistors, EPROMs, etc.) must be present and functional as specified in the appropriate assembly drawings.

                6.3.2.3 Each SIU must have securely (or permanently) and legibly marked upon it an alpha-numeric identifier which is unique to that SIU. This identifier must be included on all documentation delivered with the SIU. This identifier is for Intel tracking, and does not replace supplier's existing process specific serialization, if any. Alpha- numeric identifier must conform to Intel requirements as defined by Intel purchase order.

          6.3.3 Sub-Assembly/Electrical requirements - See the relevant Subassembly and Electrical Specification.

                6.3.3.1 SIUs must pass all required criteria while attached to the same fixture ring (if any required) with which it will ship.

          6.3.4 Packaging

                6.3.4.1 Packaging must consist of rigid outer materials
                        sufficient to prevent collapse onto the SIU due to:

                - Pressure from cushioning within shipping carton

                - Free fall drop at any orientation from height of 48" while in shipping carton

                - Normal handling throughout lifetime

                6.3.4.2 Package must include a secure mechanism or design which prevents package from opening, or SIU from dislocating within the package, during shipping. Sealing method must be able to withstand a 48" free fall drop at any orientation while in shipping carton.

                6.3.4.3 Rigid SIU package must be sealed within at least one flexible bag throughout shipping to prevent migration of shipping package materials into the SIU package.

                6.3.4.4 A removable cover must be provided which prevents
                        contact with the sub-assembly during SIU handling.

          6.3.5 Material Quality: See the relevant Subassembly and Electrical Specification.

          6.3.6 Documentation

                6.3.6.1 All documentation must contain the unique identification number of the SIU to ensure traceability.

                6.3.6.2 Supplier will comply with ITTO Test Tooling transaction and documentation procedures. These will be outlined and monitored through supplier/ITTO business meetings.

7    Responsibilities

     7.1 It is the supplier's responsibility to meet the SIU product quality and functionality requirements defined in this document, regardless of the level of inspection performed at Intel prior to use, or at the supplier site prior to shipment.

     7.2  Required supplier deliverables consist of the following:

          7.2.1 Hardware:

                7.2.1.1 Complete and functional SIU tested and verified as meeting Intel's specified criteria.

          7.2.2 Documentation:

                7.2.2.1 Probe layout (or graphic representation of probe
                        alignment data)

                7.2.2.2 SIU analyzer inspection results on 3.5" diskette in agreed upon format.

                7.2.2.3 SIU inspection criteria (e.g.; checklist indicating SIU passed outgoing inspection).

     7.3 It is the responsibility of ITTO Test Tooling to manage quality, form, fit, and function of additional components defined by Intel that are outside of the supplier's direct control (e.g. fixtures, shipping containers).

     7.4 It is the responsibility of the ITTO Test Tooling Quality Group to ensure that the outgoing inspection methodology and metrology of any supplier is such that there is a close correlation between the supplier's outgoing quality assessment of a product, and Intel's incoming inspection.

     7.5 It is the responsibility of the ITTO Test Tooling Engineering Group to ensure that any change to the design or function of a SIU, or any SIU from a prospective supplier which possesses a new design or new materials, is first evaluated to verify that it meets specified requirements.

     7.6 It is the responsibility of the supplier to immediately notify Intel if a discrepancy, misunderstanding, or ambiguity is located in any of the documentation required to manufacture the SIU.

     7.7  Change Control:

          7.7.1 Supplier generated change requests will be co-managed utilizing an agreed upon supplier change control system.

          7.7.2 Supplier Responsibility:

                7.7.2.1 Notify Intel in writing under CITR, at least two weeks prior to making any change in the materials used in manufacturing Intel products included in his specification. Any test data regarding material performance, reliability, environmental impact, etc. must be made available to Intel upon request before the change takes place.

          7.7.3 ITTO Responsibilities:

                7.7.3.1 Ensure that any change to the design or function of a probecard or any probecard from a prospective supplier which possesses a new design or new materials is first evaluated to verify that it meets specified requirements.

                7.7.3.2 Respond to Supplier in a timely manner as to status and approval for change requests.

8    Spec. History

     8.1 rev. 0.0: Original author collaboration by Chad Wall & Bill Dediego. Spec 07-1004 to replace and supercede 07-1003 and any other 07-XXXX purchasing specification.

     8.2 rev. 1.0: Modification by Douglas Kim to cover both SIU types: 1) epoxy needle 2) resilient contact. Spec owner now Bill Dediego &
          Grace Tam. Spec 07-1004 to replace and supercede 07-1003 and any other 07-XXXX purchasing specification.

     8.3 Rev. 2.0: Modification by Bill DeDiego to add buckling beam. And Spec. 07-1000-5 to supercede all previous specs..

     8.4  Rev. 3.0: Add datasheet, schematic, mechanical drawing, fab drawing to
          4.1. Remove 4.1.2 and 4.1.6. Correct misspelled words.


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

                                   ADDENDUM N

                       X60 RC Subassembly/Electrical Spec.


1.1 86-2504 Resilient contact c4 array SIU subassembly & electrical specification

1.2  PURPOSE:

The purpose is to clearly state all current physical and electrical requirements for probe cards purchased by Intel to support C4 activities.

1.3  SCOPE:

This spec applies to all resilient contact C4 array probe cards purchased by Intel.

1.4  Reference Documents:

1.  Spec * * * C4 Array SIU Procurement

2.  * * * files (* * * Format)

3.  * * * files (if * * * format)

4.  Assembly Drawings/Information (electronic transfer)

5.  Die Pad coordinates and tester channel assignment spreadsheet (.XLS)

6.  ITC (or equivalent SIU analyzer) reference file

7.  PCB Fabrication Drawing (.DXF or RS274)

\ SECTION "2.0  process:"

2.1.1 Process Reference Items, for C4 Array Resilient Contact probe card requirements are listed below. Values in parenthesis are in mils unless otherwise noted:

-------------------------    --------------      --------------       -------------
Process Reference Items      * * *               * * *               * * *
                             C4 Array            C4 Array            C4 Array
-------------------------    --------------      --------------      --------------
Minimum Bump Pitch           * * *               * * *               * * *
Shrink
-------------------------    --------------      --------------      --------------
Maximum Overdrive            * * *               * * *               * * *
Shrink
-------------------------    --------------      --------------      --------------


2.1.2 Required Items, for C4 Array Resilient Contact probe card requirements are listed below. Values in parenthesis are in mils unless otherwise noted:


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

--------------------        ----------------------          ---------------------
Required Items              * * * C4 Array                  Measurement Method at
                                                            Outgoing
--------------------        ----------------------          ---------------------
Components / BOM            * * *                           Optical/Ohmmeter /
                                                            BSL Roboprobe System

--------------------        ----------------------          ---------------------
Contact Force               * * *                           Current: Kmapper
                                                            Future: * * *
--------------------        ----------------------          ---------------------
Keep out areas              No components                   Optical
--------------------        ----------------------          ---------------------
Keep out Requirement        * * *                           Current: PB3000
Spring Design
--------------------        ----------------------          ---------------------
Leakage                     Signal Probes:                  Current: PB30000 &
(AT 5 Volts DC)             * * *                           Bench Leakage Test
                            Power Supply Probes:            Future:
                            * * *

--------------------        ----------------------          ---------------------
Path Resistance             * * * - signal probes           Current: PB3000
(Includes C-Res)                                            Future:
                            * * * - single power
                                    supply probe

--------------------        ----------------------          ---------------------
PCB  Characteristics        Impedance * * *                 PCB Supplier TDR
                            Hole posit/diameter             optical and/or CMM
                            per PCB fab drawing.            (Coord Meas Machine)
                            PCB * * *.                      Visual + Mount on
                                                            PC3000


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

--------------------         ----------------------          ---------------------
Probe Angle                  As per Data Sheet using         Optical Microscope
                             orientation convention          and/or PB3000
                             definition (+-TBD Deg)
--------------------         ----------------------          ---------------------
Probe Blade Tip Height       * * *                           Current: TBR


--------------------         ----------------------          ---------------------
Probe Blade Tip Length       * * *                           Current: TBR

--------------------         ----------------------          ---------------------
Probe Depth                  * * *                           Current:PB300 and/or
                             (Future Tgt/Range TBD)          Optical Scope


--------------------         ----------------------          ---------------------
Probe Tip Alignment          * * *                           Current: View Eng
                                                             and/or ITC PB3000
--------------------         ----------------------          ---------------------
Probe Tip Diameter           * * *                           Current: View Eng
                                                             and/or ITC PB3000

--------------------         ----------------------          ---------------------
Probe Tip Optical            Must be able to be              Tel P8I Prober
usability                    recognized by the
                             Prober vision system

--------------------         ----------------------          ---------------------
Probe Tip Planarity          Maximum * * *                   Current: Tel Prober
Post Tilt Correction                                         and ITC PB3000
(1st to last probe)
--------------------         ----------------------          ---------------------
Probe Tip Planarity          Maximum * * *                   Review H Map Data
(Least Squares Fit)
Pre Tilt Correction (Used
when supplier does not do
tilt correction)


--------------------         ----------------------          ---------------------
Probe Tip Thickness          * * *                           Tencor Profilmeter
                             Minimum: TBD
                             Future Tgt: TBD)
--------------------         ----------------------          ---------------------
Probe Type (Spring)          * * * unless otherwise          Optical Microscope
                             noted on Data Sheet
--------------------         ----------------------          ---------------------
Space Transformer            * * *                           Sp Xfmr Supplier
                                                             CFC (TDR)


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

                                                                                    >
 Impedance                                                     measurement)
 --------------------         -----------------------          ---------------------
Wire Check                    All probes must                  Current: ITC PB3000
                              demonstrate
                              proper connectivity
 --------------------         -----------------------          ---------------------

2.1.3  Key Results, for Material Quality Requirements are listed below:

-------------------------------------------------
Item/Allowance
-------------------------------------------------
Item/Allowance
-------------------------------------------------
* * *
-------------------------------------------------
* * *
-------------------------------------------------
* * *
-------------------------------------------------
* * *
-------------------------------------------------
* * *
-------------------------------------------------
* * *
-------------------------------------------------
* * *
-------------------------------------------------
* * *
-------------------------------------------------

2.1.4 Materials must be able to maintain specified physical tolerances when acclimatized and measured in the following environmental conditions listed below:

-----------------------------------               ----------------
Condition                                         Limit
-----------------------------------               ----------------
Temperature                                       * * *

-----------------------------------               ----------------
Humidity                                          * * *
-----------------------------------               ----------------


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*** Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

\ SECTION "3.0  equipment & materials:  N/a"

METROLOGY PERFORMANCE REQUIREMENTS:
P/T = * * *.

\ SECTION "4.0  safety:   n/a"

\ SECTION "5.0  pre-procedure:   n/a"

\ SECTION "6.0  procedures:   n/a"

\ SECTION "7.0  shutdown/start-up:   n/a"

\ SECTION "8.0  problem resolution:   n/a"

\ SECTION "9.0  maintenance:   n/a"

\ SECTION "10.0  drawings/schematics:   n/a"

\ SECTION "11.0  supplemental:"

11.1.1 Probe Card Physical Characteristics:

---------------------------  ------------------------------------------------------------
Term                         Definition
---------------------------  ------------------------------------------------------------
Braze                        Process of soldering probe tips to the springs using a * * *
---------------------------  ------------------------------------------------------------
Die Coordinates Relative to     The coordinate system specified by the
PCB (S9K)                    designer should be oriented relative to the * * *.
(Graphic available from ITO)    If the viewing position is correct, there will
                             be * * *.
                                The origin of the die should be the * * *.
---------------------------  ------------------------------------------------------------


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

--------------------         ---------------------------------------------------
Discrete Components          * * *
--------------------         ---------------------------------------------------
Hardware                     * * *
--------------------         ---------------------------------------------------
Interposer                   Temporary interconnect between the space
                             transformer and the PCB.
--------------------         ---------------------------------------------------
PCB Signal Trace             Electrical path on the printed circuit board from
                             tester electrical contact point to the interposer
                             connection point.
--------------------         ---------------------------------------------------
PCB Flatness                 Planar conformance of the probe card printed
                             circuit board. * * *
--------------------         --------------------------------------------------
PCB Thickness                Nominal distance from the top to the bottom of the
                             probe card printed circuit board.  * * *
--------------------         ---------------------------------------------------
Probe Array Rotation         The angle between the probe array X-Y axis and the
(Graphic available           probe card printed circuit board X-Y axis. * * *
from ITO)
--------------------         ---------------------------------------------------
Probe Card Assembly          The assembled probe card including printed circuit
                             board, interposer, space transformer subassembly,
                             and applicable mounting hardware.
--------------------         ---------------------------------------------------
Probe Depth                  * * *
--------------------         --------------------------------------------------
Probe Spring Angle           Specified in the above defined Die Coordinates
Orientation Convention       relative to PCB system (See Definition above) * * *
Convention


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

(Graphic available
 from ITO)
--------------------         ---------------------------------------------------
Probe Tip Planarity          * * * (Draft Definition)
Least Squares Fit
(Pre Tilt Correct)
--------------------         ---------------------------------------------------
Probe Tip Planarity          * * *
(After Tilt)
--------------------         ---------------------------------------------------
Probe Tip Positional         * * *
Alignment
--------------------         ---------------------------------------------------
Signal Path                  Electrical path of the probe card assembly from the
                             tester electrical contact point to the probe tip.
--------------------         ---------------------------------------------------
Space Transformer            Electromechanical component to which the probes are
                             attached which maps the probe pitch to the PCB
                             pitch.
--------------------         ---------------------------------------------------
Space Transformer            The assembly which includes the space transformer
Sub-Assembly                 and probe array.
--------------------         ---------------------------------------------------
Spring|Type                  * * * (Characteristics):
                             Generally used for * * *
                             Height xx mil
                             Length xx mil

                             Type 2 (Characteristics):
                             Generally used for * * *
                             Height xx mil
                             Length xx mil

                             * * * (Characteristics):
                             Generally used for * * *
                             Height * * * mil
                             Length xx mil
--------------------         ---------------------------------------------------
Tester Electrical            Location on the printed circuit board where the
Contact Point                tester signal and power channels contact the
                             printed circuit board.
--------------------         ---------------------------------------------------


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

--------------------         ---------------------------------------------------
Tip Diameter                 * * *
--------------------         ---------------------------------------------------


11.1.2 Probe Card Functional Aspects:

--------------------         ---------------------------------------------------
Term                         Definition
--------------------         ---------------------------------------------------
Overdrive (Maximum)          * * *
--------------------         ---------------------------------------------------
Overdrive (Target)           * * *
--------------------         ---------------------------------------------------
PCB Characteristic           Characteristic * * * impedance of the probecard
Impedance                    printed circuit board signal trace. * * *
--------------------         ---------------------------------------------------
Probe Leakage                Maximum current from one tester electrical contact
                             point to all other tester electrical contact
                             points (* * *).
--------------------         ---------------------------------------------------
Probe Tip Horizontal         Horizontal distance a probe tip moves across a
Movement (a.k.a.             contacted surface in response to * * *.
scrub)
--------------------         ---------------------------------------------------
Signal Path                  Total series resistance of the signal path. * * *
Resistance
--------------------         ---------------------------------------------------


11.1.3  Defects

--------------------         ---------------------------------------------------
Term                         Definition
--------------------         ---------------------------------------------------


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

--------------------         ---------------------------------------------------
Lifted Trace or Layer        * * *
--------------------         ---------------------------------------------------
Probe- Bent, Broken          * * *
--------------------         ---------------------------------------------------
Probe Tip Missing            * * *
--------------------         ---------------------------------------------------
Probe Tip Misalign           * * *
--------------------         ---------------------------------------------------


\ SECTION "12.0 automation/recipes: n/a"

\ SECTION "13.0 spec history:"

Rev No.: 0
Spec Owner: S. Ongchin
Author of Change: S. Ongchin
Changes to Section:  ALL
Reason/Change:  Creating * * * Spec

Rev No.: 1
Spec Owner: K. Karklin
Author of Change: C. Wall
Changes to Section: Reordered Tables alphabetically. Multiple changes for improving clarification of the Rev 0 specification. Also changed to Resilient Spring C4 Array Sub Assembly and Electrical spec to allow generic use regardless of generation. Eliminated section regarding change control policy and responsibility. Will add this to the procurement spec where it belongs. Combined Components and continuity rows in the spec section for clarity. Added PCB trace "AND LAYERS" in PCB lifted trace sections. Only specification changes were:

1) elimination of designed overdrive (* * *)

2) addition of maximum overdrive (* * *).

3) Changed *** C4 Array Shrink pitch from * * * to * * *

4) Changed *** C4 Array pitch from * * * to * * *

5) Changed *** C4 Array pitch from TBD to * * *

6) * * *

7) * * *

8) Clarified Leakage spec to be at * * * and added * * *.


----------
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The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

All other changes were for definitions or formatting.

Reason/Change: Improvement of document clarification for internal intel and suppliers.

Rev No.: 2
Spec Owner: E. Chuh
Author of Change: E. Chuh
Changes to Section: ALL
Reason/Change: Creating * * * Spec


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

                                 AMENDMENT O TO

                     CAPITAL EQUIPMENT AND SERVICE AGREEMENT

                                     BETWEEN

                                INTEL CORPORATION

                                       AND

                                 FORMFACTOR INC.

                          INTEL AGREEMENT NUMBER C-5673

AMENDMENT EFFECTIVE DATE: 1-22-01

WHEREAS, Intel and FormFactor Inc. (Supplier), have entered into a Purchase Agreement, Agreement No. C-5673 (hereinafter called "Agreement") dated 1-08-01, and

WHEREAS, both parties wish to amend the Agreement to include modified Confidentiality and Publicity language as described in this Amendment O Attachment.

THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.   PRE-ESTABLISHED TERMS

     All terms and conditions of the Agreement remain in full force and effect and apply to this Addendum, unless specifically modified below.

2.   AGREEMENT MODIFICATIONS

     AGREED: TO INCLUDE ATTACHMENT `ADDENDUM O EFFECTIVE FROM 1/22/01'



INTEL CORPORATION                       FORMFACTOR INC.

By: /s/ Bill deDiego                    By: /s/ Larry Anderson
    ----------------------------------      ------------------------------------

            Bill deDiego                            Larry Anderson
--------------------------------------  ----------------------------------------
(Printed Name)                          (Printed Name)


          Commodity Manager                         Director, Sales
--------------------------------------  ---------------------------------------
(Title)                                 (Title)

              1-22-01                                   1-22-01
--------------------------------------  ----------------------------------------
(Date)                                  (Date)

                                   ADDENDUM O
                          CONFIDENTIALITY AND PUBLICITY

            Change 12.B. Confidentiality and Publicity in the GENERAL
              TERMS AND CONDITIONS OF PURCHASE AGREEMENT -- CAPITAL
                          EQUIPMENT AND SERVICES form:

B. Neither party may use the other party's name in advertisements, news releases, publicity statements, financial statement filings (unless in areas specifically required to meet General Accepted Accounting Principles
     (GAAP) or Securities Exchange Commission (SEC) filing requirements or disclose the existence of this Agreement, nor any of its details or the existence of the relationship created by this Agreement, to any third party without the specific, written consent of the other. If disclosure of this Agreement or any of the terms hereof is required by applicable law, rule, or regulation, or is compelled by a court or governmental agency, authority, or body: (i) the parties shall use all legitimate and legal means available to minimize the disclosure to third parties of the content of the Agreement, including without limitation seeking a confidential treatment request or protective order; (ii) the disclosing party shall inform the other party at least ten (10) business days in advance of the disclosure; and (iii) the disclosing party shall give the other party a reasonable opportunity to review and comment upon the disclosure, and any request for confidential treatment or a protective order pertaining thereto, prior to making such disclosure. The parties may disclose this Agreement in confidence to their respective legal counsel, accountants, bankers, and financing sources as necessary in connection with obtaining services from such third parties. The obligations stated in this section shall survive the expiration or termination of this Agreement.



     Change to:



B. Neither party may use the other party's name in advertisements, news releases, publicity statements or financial statement filings, or disclose the existence of this Agreement, nor any of its details or the existence of the relationship created by this Agreement, unless such disclosure is reasonably required to meet General Accepted Accounting Principles (GAAP) or Securities Exchange Commission (SEC) filing requirements, to any third party without the specific, written consent of the other, which consent shall not be unreasonably withheld. If disclosure of this Agreement or any of the terms hereof is required by applicable law, rule, or regulation, including SEC filing requirements, or is compelled by a court or governmental agency, authority, or body: (i) the parties shall use all reasonable legitimate and legal means available to minimize the disclosure to third parties of the content of the Agreement, including without limitation seeking a confidential treatment request or protective order;
     (ii) the disclosing party shall inform the other party at least five (5) business days in advance of the disclosure; and (iii) the disclosing party shall give the other party a reasonable opportunity to review and comment upon, in any event within two (2) business days following being provided with the relevant information and documents, the disclosure, and any request for confidential treatment or a protective order pertaining thereto, prior to making such disclosure. The parties may disclose this Agreement in confidence to their respective legal counsel, accountants, bankers and financing sources as necessary in connection with obtaining services from such third parties. The obligations stated in this section shall survive the expiration or termination of this Agreement.

                                 AMENDMENT TO P

                     CAPITAL EQUIPMENT AND SERVICE AGREEMENT

                                     BETWEEN

                                INTEL CORPORATION

                                       AND

                                 FORMFACTOR INC.

                         INTEL AGREEMENT NUMBER C-05673


AMENDMENT EFFECTIVE DATE: 4-1-01

WHEREAS, Intel and FormFactor Inc. (Supplier), have entered into that certain Capital Equipment and Service Agreement, Agreement No. C-05673 (hereinafter called "Agreement") dated 1-08-01, and

WHEREAS, both parties wish to amend the Agreement to include modified Confidentiality and Publicity language as described in this Amendment P attached hereto.

THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.   PRE-ESTABLISHED TERMS

     All terms and conditions of the Agreement remain in full force and effect and apply to this Addendum, unless specifically modified below.

2.   AGREEMENT MODIFICATIONS

     AGREED: TO INCLUDE ATTACHMENT `ADDENDUM P EFFECTIVE FROM 4/1/01'



INTEL CORPORATION                       FORMFACTOR INC.


By: /s/ Bill deDiego                    By: /s/ David Browne
    ----------------------------------      ------------------------------------

            Bill deDiego                             David Browne
--------------------------------------  ----------------------------------------
(Printed Name)                          (Printed Name)

          Commodity Manager                     Technical Sales Manager
--------------------------------------  ----------------------------------------
(Title)                                 (Title)

              4-23-01                                  4-23-01
--------------------------------------  ----------------------------------------
(Date)                                  (Date)

                                   ADDENDUM P
                                 PRICE REDUCTION

(1) Effective with all orders shipped starting 4/1/01, Supplier shall reduce Addendum L pricing by * * *%.

(2) The * * *% price reduction will be valid through * * *, however there shall be a * * *-month check point. If the "downturn" has subsided at * * *, then the * * *% price reduction shall be eliminated.

(3)  Supplier hereby * * *.

(4)  In * * *, FFI will provide * * * per quarter if the previous quarter's OTD
     * * *.


----------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.

                                 AMENDMENT TO Q

                     CAPITAL EQUIPMENT AND SERVICE AGREEMENT

                                     BETWEEN

                                INTEL CORPORATION

                                       AND

                                 FORMFACTOR INC.

                         INTEL AGREEMENT NUMBER C-05673


AMENDMENT EFFECTIVE DATE: 3-1-01

WHEREAS, Intel and FormFactor Inc. (Supplier), have entered into that certain Capital Equipment and Service Agreement, Agreement No. C-05673 (hereinafter called "Agreement") dated 1-08-01, and

WHEREAS, both parties wish to amend the Agreement to include modified Confidentiality and Publicity language as described in this Amendment P attached hereto.

THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.   PRE-ESTABLISHED TERMS

     All terms and conditions of the Agreement remain in full force and effect and apply to this Addendum, unless specifically modified below.

2.   AGREEMENT MODIFICATIONS

     AGREED: TO INCLUDE ATTACHMENT `ADDENDUM Q EFFECTIVE FROM 9/3/01'

INTEL CORPORATION                       FORMFACTOR INC.


By: /s/ Bill deDiego                    By: /s/ David Browne
    ----------------------------------      ------------------------------------

            Bill deDiego                             David Browne
--------------------------------------  ----------------------------------------
(Printed Name)                          (Printed Name)

          Commodity Manager                     Technical Sales Manager
--------------------------------------  ----------------------------------------
(Title)                                 (Title)

              9-24-01                                  9-3-01
--------------------------------------  ----------------------------------------
(Date)                                  (Date)

                                   ADDENDUM Q
                                 PRICE REDUCTION

(1) Effective with all new product design purchase orders submitted by Buyer to Seller after 9/3/01, the minimum order value shall be $* * *.

(2) The * * *% price reduction that is noted in Addendum P will be valid through * * *.

(3) Effective with all new product designs purchase orders submitted by Buyer to Seller after 9/3/01, the * * * price shall be $* * *.



--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately.